                                                                EXHIBIT 10.31

                                     LEASE


LANDLORD:      American National Bank and Trust Company of Chicago, not
               individually but solely as Trustee under Trust Agreement dated
               December 28, 1988 and known as Trust Number 106990-07



TENANT:        Motorola, Inc., a Delaware corporation



DATE OF LEASE: October 27th, 1989

                        TABLE OF CONTENTS


Article                                                                 Page
-------                                                                 ----
     I          GRANT AND TERM........................................    1
    II          CONSTRUCTION OF IMPROVEMENTS..........................    1
   III          RENT..................................................    5
    IV          USE...................................................    6
     V          POSSESSION............................................    7
    VI          TAXES.................................................    9
   VII          INSURANCE.............................................   11
  VIII          UTILITIES.............................................   13
    IX          REPAIRS...............................................   14
     X          COMPLIANCE WITH LAWS AND ORDINANCES...................   15
    XI          MECHANIC'S LIENS AND OTHER LIENS......................   16
   XII          LANDLORD'S RIGHT TO CURE DEFAULT......................   17
  XIII          DEFAULTS OF TENANT....................................   17
   XIV          DESTRUCTION AND RESTORATION...........................   22
    XV          CONDEMNATION..........................................   23
   XVI          ASSIGNMENT AND SUBLETTING.............................   25
  XVII          SUBORDINATION, NONDISTURBANCE,
                NOTICE TO MORTGAGEE AND ATTORNMENT....................   27
XVIII           SIGNS.................................................   28
  XIX           REPORTS BY TENANT.....................................   28
   XX           CHANGES AND ALTERATIONS...............................   28
  XXI           SURRENDER.............................................   29
 XXII           ENVIRONMENTAL.........................................   30
 XIII           CANCELLATION OPTION...................................   34
  XIV           RENEWAL OPTION........................................   34
   XV           PURCHASE OPTION.......................................   35
 XXVI           INTENTIONALLY DELETED.................................   38
XXVII           MISCELLANEOUS PROVISIONS..............................   38
XXVIII          EXCULPATORY PROVISIONS................................   43

                                     LEASE

        THIS LEASE ("Lease") is made as of the 27th day of October 1989, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not individually but solely as Trustee under Trust Agreement dated December 28, 1988 and known as Trust Number 106990-07 ("Landlord"), and MOTOROLA, INC., a Delaware corporation ("Tenant").

                                   ARTICLE I

                                 GRANT AND TERM

        1.1 Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain parcel of real estate (the "Land") which consists of all of Lots 40, 41 and 42 and a portion of Lot 43 in Covington Corporate Center, Bloomingdale, DuPage County, Illinois (the "Center"), legally described on Exhibit A attached hereto and made a part hereof and any and all improvements (the "Improvements") now existing or to be constructed thereon. The Land comprises approximately 7.72 acres. The Land and the Improvements are collectively referred to as the "Premises". The structure located upon the Land and forming a part of the Improvements which is constructed for human occupancy or for the storage of goods, merchandise, equipment or other personal property is referred to as the "Building". The Building currently consists of approximately 99.551 square feet of office, light manufacturing, assembly and warehouse space (the "Existing Building"), with approximately 10,512 square feet of additional space (the "Addition") to be built, all of which shall be improved in accordance with final plans and specifications to be agreed upon by Landlord and Tenant (collectively the "Improved Space").

        1.2. The term hereof (the "Term") shall commence on the day that construction of the improvements to the office area (the "Office Area") of the Existing Building have been substantially completed in accordance with the Final Plans (as defined herein), subject to normal "punch list items" (the "Commencement Date"), as evidenced by the issuance of a conditional certificate of occupancy for the Office Area, and shall expire on the day immediately preceding the tenth (10th) anniversary of the first (1st) day of the first
(1st) full calendar month of the Term (the "Expiration Date").

        If Tenant takes possession of the Premises prior to the Commencement Date, all terms and provisions of this Lease shall apply, including the obligation for the payment of Base Rent and Additional Rent (as said terms are defined herein). In the event any such pre-Term possession of the Office Area by Tenant commences on a date other than the first day of the calendar month, Tenant shall pay Base Rent on a per diem basis, prorated on a three hundred sixty five (365) day basis, at the monthly rate set forth herein, in advance, for such partial month, as well as any Additional Rent for such partial month.

        Landlord and Tenant shall, within thirty (30) days after, respectively,
(a) the commencement of the Term, and (b) the expiration of the Term, or any earlier termination of this Lease, confirm in writing by an instrument in recordable form that, respectively, such commencement or such expiration or termination has occurred, setting forth therein the Commencement Date and the Expiration Date.

                                   ARTICLE II

                          CONSTRUCTION OF IMPROVEMENTS

        2.1 Subject to the terms and conditions set forth in this Article II, Landlord shall cause to be performed the work provided for in the Final Plans. Landlord hereby agrees to provide Tenant with a "Construction Allowance" in an amount equal to Two Million Seven Hundred Fifty One Thousand Five Hundred Seventy-Five Dollars ($2,751,575.00), to be applied toward the Costs (as defined herein) of the Improved Space. Additionally, Landlord covenants and agrees that (i) the cost of mechanical, structural and electrical design work shall not exceed Eighty Eight Thousand Dollars ($88,000.00), which design work cost is not part of the Construction Allowance, and (ii) the cost of the architectural design work shall not exceed One Hundred Thirty Two Thousand Dollars ($132,000.00), which design work cost is not part of the Construction Allowance, both of said costs to be paid for by Landlord. In the event the Construction Allowance exceeds the Costs as conclusively determined in good faith by Landlord,

Tenant shall receive a credit against the first installment(s) of Monthly Base Rent (as defined herein) due and payable hereunder in an amount equal to $0.01 per square foot of the Building Area for each Ten Thousand Dollars ($10,000.00) of unused Construction Allowance. In the event the Costs, as conclusively determined in good faith by Landlord, exceed the Construction Allowance, Tenant shall reimburse said excess amount to Landlord as follows:

             (a) The amount of such excess up to and including One Million Four Hundred Thirty Thousand Eight Hundred Nineteen Dollars ($1,430,819.00) [the product obtained by multiplying 110,063 square feet by $13.00 per square foot] shall, at Tenant's option, either (i) be paid by Tenant to Landlord in cash within thirty (30) days after the Contractor or the Architect (as said terms are defined herein) certifies to Landlord and Tenant in writing that the construction of the Improved Space has been substantially completed; or (ii) be amortized at the rate of twelve percent (12%) per annum over the Term and paid by Tenant to Landlord in equal monthly installments, in advance, on each date that Monthly Base Rent is due hereunder, subject, however, to the terms and provisions of Article XXIII below; and

             (b) That portion, if any, of the excess which is greater than One Million Four Hundred Thirty Thousand Eight Hundred Nineteen Dollars ($1,430,819.00) shall, at Tenant's option, either (i) be paid by Tenant to Landlord in cash within thirty (30) days after the Contractor or the Architect certifies to Landlord and Tenant in writing that the construction of the Improved Space has been substantially completed; or
        (ii) be amortized over five (5) years at the rate of twelve percent (12%) per annum and paid by Tenant to Landlord in equal monthly installments, in advance, on each date that Monthly Base Rent is due hereunder, subject, however, to the terms and provisions of Article XXIII below.

        2.2. Landlord agrees to furnish all of the material, labor and equipment for the construction of the Improved Space specified on the Space Plan, the Site Plans, the Design and Construction Schedule and the Outline Plans and Specifications collectively attached hereto as Exhibit B and by this reference made a part hereof. The Improved Space shall be constructed in a good and workmanlike manner in accordance with final plans and specifications (the "Final Plans"). Tenant shall cause EDI, Inc., its design firm, to (i) prepare the Final Plans in accordance with Exhibit B attached hereto, and (ii) deliver the Final Plans to Landlord and Tenant on or before November 20, 1989. Tenant shall cause EDI, Inc., to indemnify and hold harmless Landlord, Landlord's beneficiary, Contractor, Architect and all Mortgagees (as defined herein) from and against any and all errors, omissions, loss, damage, expenses, fees, penalties, costs and judgments all or any of the indemnitees may suffer as a result of EDI, Inc.'s design work in connection with the Improvements, Tenant hereby acknowledging that none of said indemnitees shall have any liability to either Tenant or EDI, Inc. in connection therewith. Tenant and Landlord shall each approve or disapprove of the Final Plans in writing on or before November 27, 1989; Landlord and Tenant each agreeing that it shall not withhold its approval thereof except for reasonable cause and that it shall not act in an arbitrary or capricious manner with respect thereto. If Tenant or Landlord fails to disapprove of the Final Plans by November 27, 1989, said party shall be deemed to have approved same. The Final Plans shall be (a) subject to the approval of any local governmental agencies having jurisdiction over the construction of the Improved Space, and (b) revised, and the Improved Space shall be modified, to incorporate any revisions thereto required by any local governmental agency.

        2.3. "Changes" shall mean any revisions to the Improved Space or the Final Plans after they are approved, or deemed to be approved, by Landlord and Tenant which are (a) requested by Tenant including, without limitation, changes from the Outline Plans and Specifications which are incorporated into the Final Plans after the initial preparation thereof, or (b) required by any local governmental agency in order to comply with any applicable statutes, ordinances, regulations or codes.

        2.4. If Landlord approves Changes requested by Tenant, or if Changes are required by any local governmental agency, Landlord shall determine any changes in the Costs of the Improved Space and deliver to Tenant a pricing schedule (the "Pricing Schedule") setting forth a schedule of the Costs of the Improved Space. Landlord shall revise the Pricing Schedule from time to time to reflect any further Changes since the prior Pricing Schedule. Tenant shall approve or disapprove in writing the costs shown in the Pricing Schedule or any revised Pricing Schedule within seven (7) business days after Landlord submits the revised Pricing Schedule to Tenant. If such approval is not received by Landlord within the applicable seven (7) business day period, (a) if Tenant has requested Changes, Tenant shall be deemed to have abandoned its request for same, or (b) if Changes were required by a local governmental agency. Tenant shall be deemed to have approved such costs. If Landlord approves Changes requested by Tenant (which approval shall not be unreasonably withheld or delayed), and Tenant approves the revised Pricing Schedule, the work to be performed by Landlord shall include the revisions to the Improved Space shown in the revised Final Plans and the total cost of such revisions to the Improved Space and the Final Plans requested by Tenant shall be included in the Costs of Improved Space. The Costs of Changes required by any local governmental agency, including the cost of revisions of the Final Plans required as a result thereof, shall be added to and included in the Costs of Improved Space.

        2.5. Landlord, at its option, may substitute for items or materials provided for in the Final Plans, as revised from time to time, other items or materials of comparable kind and quality if the use of the items or materials provided for in the Final Plans would cause delay in the completion of construction of the Improved Space; provided, however, that any such substitutions shall not materially and adversely affect Tenant's use and occupancy of the Premises for its intended purpose. Landlord shall notify Tenant, by written notice, when and to the extent Landlord is required to utilize substitutes for the items or materials provided for in the Final Plans, as revised as aforesaid.

        2.6. As used herein, the term "Costs" shall mean and refer to all costs expended by Landlord relative to the construction of the Improved Space, which shall include, without limitation, the costs of equipment, material and labor, contractor's field overhead and fees, architectural design and engineering fees, fees and expenses of architects and other professionals for presentations to governmental agencies, fees and expenses incurred in the preparation of space studies and working drawings, governmental agency fees, sales and use taxes (but not real property taxes), fees for permits and other costs directly related to the construction of the Improved Space.

        2.7. Landlord shall contribute the Construction Allowance towards the Costs of the work provided for in the Final Plans. Tenant shall pay the amount of any net increases in the Costs due to Changes (the "Net Costs of Changes") to the extent the Net Costs of Changes, when aggregated with the Costs, exceed the sum of the Construction Allowance, when and as provided in Section 2.1 above.

        2.8. (In the event Tenant desires to inspect the Premises prior to the time the Building is substantially complete, Tenant shall so notify Landlord thereof and Landlord shall attempt to schedule the desired inspection with Landlord's general contractor (the "Contractor") or Landlord's architect (the "Architect"), provided that in no event shall Tenant's inspection interrupt or interfere with any work then being performed by Landlord or its contractors or agents at the time of such inspection.

        2.9. Landlord shall diligently complete as soon as reasonably possible any items of work and adjustment (including "punch list items") not completed on the Commencement Date, and in connection therewith, Landlord may enter into the Building to complete same. Such entry by Landlord, its agents, employees, contractors or representatives for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Base Rent or Additional Rent, or relieve Tenant from any of its obligations hereunder, or impose any other liability on Landlord, its agents, employees, contractors or representatives; provided, however, that all such work and adjustments shall be completed in a manner so as not to unreasonably interfere with Tenant's use and occupancy of the Premises. Subject to Tenant's obligation to pay any Costs, including any Net Costs of Changes, which exceed the Construction Allowance, when and as provided in Section 2.1 above, to which payment obligations Tenant has agreed, Landlord shall hold Tenant harmless from and against any and all liens filed in connection with the construction of the Improvements (including the Improved Space), other than those arising out of or through Tenant's acts or contracts relating to construction or installation of any improvements or fixtures in the Improvements by Tenant, including, without limitation, Tenant's contract with EDI, Inc., or any alterations to the Improvements undertaken by Tenant, all in accordance with the terms and conditions of this Lease. Landlord shall substantially complete the punch list items within ninety (90) days after receipt of such punch list from Tenant. In the event Landlord has not substantially completed the punch list items within such ninety (90) day period, as extended for any Force Majeure Event, Tenant shall have the option, upon written notice to Landlord, to complete any incomplete item from the punch list and offset the cost of completion against the next Rent payment then due.

        2.10. Landlord shall assign to Tenant all assignable warranties and guarantees that Landlord receives that relate to the construction of the Building or the Improved

Space and any fixtures installed in connection therewith at such times, and from time to time, when Landlord's maintenance obligations with respect to particular components of the work expire. Tenant shall reassign any such assignable warranties and guarantees to Landlord upon the expiration of the Term or any earlier termination thereof (except in the event of Tenant's acquisition of the Premises, in which event Tenant shall be entitled to retain all such warranties and guarantees).

        2.11. Except as may be expressly provided in this Lease and in lieu of all other warranties and liability by reason of the construction of the improvements (including the Improved Space), Landlord shall (a) cause Contractor to warrant, for a period of one (1) year from the Commencement Date, that the Building shall be free from all defects in materials or workmanship, including latent defects, and (b) cause Contractor to correct such defects without any cost or expense to Tenant upon receiving written notice thereof from Tenant during the aforesaid one (1) year period. Landlord's liability hereunder shall be limited to the cost of correcting such defects, but Tenant shall be entitled to the benefits of any insurance which Tenant may carry reason of damages sustained to property of Tenant or to Tenant's business, and any insurance so carried by Tenant shall expressly provide that the insurer shall not be subrogated to any rights against Landlord.

        2.12. Landlord warrants and agrees that the Office Area will, as of the Commencement Date, comply with and conform to all lawful requirements, rules, regulations, laws and ordinances of all legally constituted authorities relating thereto. If it becomes necessary to obtain any governmental permit or approval (other than the customary building permit) in order to construct the Improvements, Tenant agrees to cooperate fully with Landlord in all respects in order to obtain the same; provided, however, that Tenant shall not be obligated to pay any fees, costs or expenses to obtain any such permit or approval.

        2.13. Promptly after all construction work on the Building is completed, Landlord shall deliver copies of the Final Plans to Tenant.

        2.14. Notwithstanding anything contained within this Article II to the contrary, in the event Landlord shall fail to substantially complete the construction of the Improved Space as required pursuant to this Article II, Tenant, upon written notice to Landlord and expiration of the cure period provided for in Section 27.24 below, shall have the right to complete the construction of the Improved Space, whereupon Tenant shall be entitled to deduct from the installment(s) of Monthly Base Rent next due and owing all reasonable costs and expenses Tenant incurs in completing said construction in accordance with the Final Plans; provided, however, that in no event shall Tenant be entitled to deduct an aggregate amount in excess of the difference between (a) the sum of the Construction Allowance and any additional costs and expenses reasonably incurred by Tenant as a result of Landlord's failure to perform, and (b) the Costs expended to date by Landlord with respect to the construction of the Improved Space.

        2.15. Tenant hereby acknowledges that with regard to the construction of the Addition and the Tenant finish work to be included within the Improved Space, Landlord shall employ McShane Builders, Inc. as the Contractor. The Contractor shall be obligated to obtain not less than three (3) competitive bids for each subcontract to be let for work done other than by McShane Builders, Inc.

        2.16. Landlord acknowledges that the Final Plans shall provide for space for parking not less than three hundred fifty (350) cars [with room for expansion to three hundred eighty (380) cars], exclusive of any parking in the rear of the Building on a paved and striped parking lot. Tenant acknowledges that the paving and striping of the parking lot shall not be completed by April 2, 1990, Tenant hereby agreeing to cooperate with Landlord and Contractor to effectuate said paving and striping.

        2.17. Landlord, at its sole cost, shall provide the following:

                (a) landscaping to screen the dock wall from the main corporate entrance:

                (b) landscaping to screen the parking area and east side of the Building from the retail development planned for the property adjacent to the Land, if and when developed; and

                (c) construction of a concrete slab on grade in the northeast corner of the Building and installation of four (4) interior truck docks with levelators in the southeast corner of the Building, and 2 600 Amp 480 volt electric services.

        2.18. Landlord, at its sole cost, shall direct the Contractor to stub telephone conduits to the interior wall of the Building.

                                  ARTICLE III

                                      RENT

        3.1. Tenant covenants to pay annual base rent ("Base Rent") during the Term in equal monthly installments ("Monthly Base Rent") in the amounts set forth below, in advance on the first day of each and every calendar month during the Term, and at the same rate prorated for fractions of a month if the Commencement Date occurs on any day other than the first day of a calendar month or the Term ends on any day other than the last day of a calendar month. Base Rent shall be payable in the following amounts:

            Months                 Monthly Base Rent             Annual Base Rent
            ------                 -----------------             ----------------
        1  through 24                 $72,641.58                   $  871,698.96
        25 through 48                 $77,777.85                   $  933,334.20
        49 through 84                 $83,372.71                   $1,000,472.60
        85 through 120                $92,452.92                   $1,109.435.00

        3.2 (a) This Lease is what is commonly called a "net lease", it being understood that Landlord shall receive the Monthly Base Rent set forth in Paragraph 3.1 hereof free and clear of any and all other impositions, taxes (excluding, however, any income or franchise tax levied or assessed against Landlord or its beneficiary), assessments, liens, charges or expenses of any nature whatsoever in connection with the ownership, maintenance, repair and operation of the Premises (other than with respect to Landlord's obligations set forth in Article IX below). In addition to the Monthly Base Rent, Tenant shall, except as otherwise expressly set forth herein, pay to Landlord, or the other persons or entities respectively entitled thereto, all impositions, taxes, assessments, insurance premiums, operating charges, maintenance charges and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the Term. All or such charges, costs and expenses, when due, shall constitute additional rent ("Additional Rent"), and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Base Rent. Base Rent, Additional Rent and all other sums payable hereunder by Tenant (collectively, "Rent") shall be paid without notice or demand and without setoff, counterclaim, abatement, suspension, deduction or defense, except as otherwise expressly provided elsewhere in this Lease.

                (b) Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of Base Rent hereunder, nor shall the obligations of the Tenant hereunder be affected, by reason of (i) any damage to or the destruction of all or any part of the Premises whatever cause; (ii) the taking of a portion of the Premises by condemnation, requisition or otherwise as provided in
        Article XV below; or (iii) any other cause beyond Landlord's reasonable control, whether similar or dissimilar to the foregoing, any present or future laws to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Base Rent, the Additional Rent and all other sums Tenant covenants to pay hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease. Nothing herein shall preclude Tenant from pursuing or realizing upon its other remedies at law or in equity by reason of any default hereunder by Landlord.

                (c) Subject to federal bankruptcy laws and other applicable statutes, laws, regulations and orders, Tenant agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord or any assignee of Landlord in any such proceeding, and (ii) any action with respect to the Lease which may be taken by any trustee or receiver of Landlord or any assignee of Landlord in any such proceeding, or by any court in any such proceeding provided that this Lease is not effectively disaffirmed in such proceedings and Tenant receives reasonable assurance thereof within a reasonable period of time following the commencement of such proceedings.

                (d) Tenant waives all rights which may now or hereafter be conferred by law (i) to quit, terminate or surrender this Lease or the Premises, or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of Base Rent, Additional Rent or any other sums payable under this Lease, except as otherwise expressly provided herein or as determined by a final judicial determination by a court of competent jurisdiction.

        3.3. Rent shall be paid to or upon the order of Landlord at Landlord's address set forth herein or as otherwise designated in writing by Landlord. Landlord may change its address by notice to Tenant of such change pursuant to Paragraph 27.4 below.

        3.4. In the event Tenant fails to pay Rent within five (5) days after same is due and payable and, as a result thereof, Landlord is required to pay a late charge or delinquency fee to Mortgagee (as defined herein), Tenant covenants to pay Landlord a "Late Charge" in an amount equal to the lesser of
(a) the late charge or delinquency fee required to be paid by Landlord to Mortgagee, or (b) four percent (4%) of the installment of Rent that Tenant has failed to pay in a timely manner. The Late Charge shall be remitted by Tenant to Landlord on the first (1st) day of the calendar month immediately following Tenant's receipt of a copy of the paid invoice for said late charge or delinquency fee that Landlord receives from Mortgagee.

        3.5. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no obligation to pay that portion of the Monthly Base Rent equal to Six Thousand Nine Hundred Thirty Seven and 92/100 Dollars ($6,937.92) [which represents the portion of Monthly Base Rent attributable to the Addition] until such time as the Addition has been substantially completed in accordance with the Final Plans, subject to normal punch list items, as evidenced by the issuance of a conditional certificate of occupancy for the Addition.


                                   ARTICLE IV

                                      USE


        4.1. The Premises shall be used and occupied by Tenant solely as a general office, warehouse, distribution facility, research and development facility and for light manufacturing and assembly, or any combination thereof, all in connection with the operation of Tenant's customary business, and for no other purposes whatsoever.

        4.2. Tenant shall not use or permit the Premises to be used in any manner other than the permitted uses set forth in Paragraph 4.1, including, without limitation, heavy manufacturing, public warehousing or any other use inconsistent with the quality of uses contemplated hereby. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not use or permit the Premises to be used in any manner which would (a) be contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto;
(b) violate any certificate of occupancy affecting the Premises; (c) cause injury to the improvements; (d) cause the value or usefulness of the Premises or any part thereof to diminish; (e) constitute a public or private nuisance or waste; or (f) render the insurance on the Premises void or the insurance risk more hazardous, or create any defense to payment, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

        4.3. Tenant shall not use, suffer or permit the Premises, or any portion thereof, to be used by Tenant, any third party or the public, as such, without restriction or in such a manner as might reasonably tend to impair Landlord's title to the Premises, or any portion thereof, or in such a manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Premises, or any portion thereof. Nothing contained herein and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Premises.

        4.4. Notwithstanding anything contained in this Lease to the contrary, in the event the Premises can no longer be utilized for the permitted uses set forth in Paragraph 4.1 above, this Lease shall terminate as of the day said uses are no longer permitted.

        4.5. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the right, subject to the prior written approval of the Village of Bloomingdale, Illinois, as evidenced by the issuance of all required permits, to install an antenna tower not exceeding one hundred (100) feet in height on the Land provided that Tenant delivers to Landlord evidence that such tower complies with all applicable government rules and regulations.

        4.6. Provided there exists no uncured Event of Default, Landlord shall, subject to the terms and provisions of Paragraph 5.1 below, take no action which will deny access by Tenant to the Land or Building at any time during the Term.

                                   ARTICLE V

                                   POSSESSION

        5.1. Except as otherwise expressly provided herein (or by written instrument signed subsequent to the date hereof by Landlord and Tenant), Landlord shall deliver possession of the components of the Building pursuant to the following schedule:

                A. Landlord shall deliver possession of the Office Area to Tenant by March 2, 1990, subject, however, to delays caused by:

                        (i) the failure the Village of Bloomingdale, Illinois
                            to issue a building permit relating to the construction activities to be undertaken pursuant to this Lease by November 27, 1989;

                       (ii) Tenant's failure to approve of the Final Plans by
                            November 27, 1989, with no Tenant requested
                            Changes;

                      (iii) Tenant's failure to meet all deadlines required of
                            Tenant as set forth on the Design and Construction Schedule attached hereto as Exhibit B; and

                       (iv) Force Majeure Events (as defined in Paragraph 27.22
                            below);

                B. Landlord shall deliver possession of the "Production Area" to Tenant by April 2, 1990, subject, however, to delays caused by:

                        (i) the failure of the Village of Bloomingdale, Illinois
                            to issue a building permit relating to the construction activities to be undertaken pursuant to this Lease by November 27, 1989;

                       (ii) Tenant's failure to approve of the Final Plans by
                            November 27, 1989, with no Tenant requested
                            Changes;

                      (iii) Tenant's failure to meet all deadlines required of
                            Tenant as set forth on the Design and Construction Schedule attached hereto as Exhibit B; and

                       (iv) Force Majeure Events; and

        C. Landlord shall deliver possession of the Addition to Tenant by July 1, 1990, subject, however, to delays caused by:

                  (i) the failure of the Village of Bloomingdale, Illinois to issue a building permit relating to the construction activities to be undertaken pursuant to this Lease by November 27, 1989;

                 (ii) Tenant's failure to approve of the Final Plans by November
                      27, 1989 with no Tenant requested Changes;

                (iii) Tenant's failure to meet all deadlines required of Tenant as set forth on the Design and Construction Schedule attached hereto as Exhibit B; and

                 (iv) Force Majeure Events.

In the event that Landlord shall be unable to deliver possession of the three
(3) components of the Building pursuant to the preceding provisions of this Paragraph 5.1. Landlord shall-not be subject to any liability for the failure to so deliver possession by any of said dates, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected; provided, however, that (a) in the event of any such delay in delivering possession of the Office Area for any reason other than as set forth in paragraph 5.1A above beyond March 2, 1990, the Term shall be extended for the same number of days as the length of such delay, so as to result in a Term of ten (10) years; (b) in the event of any such delay in delivering possession of the Office Area, the Production Area or the Addition, respectively, beyond the dates set forth above for any reason other than as set forth above, Tenant shall not be obligated to remit any Base Rent or Additional Rent during such period of delay; and (c) in the event of any such delay in delivering possession of the Office Area, the Production Area or the Addition, respectively, beyond the dates set forth above for any reason other than as set forth above. Landlord shall credit, first, to any COSTS Tenant is obligated to pay pursuant to Paragraph 2.1(a) above, and second, to installments of Rent next due and payable by Tenant, the sum of One Thousand Dollars ($1,000) per day for each day that delivery of possession of the three (3) components of the Building is delayed; provided further, however, that the foregoing clauses (a), (b) and (c) shall not apply if any such delay in delivering possession of all or any component of the Building is caused by any act or omission of Tenant (including, without limitation, any Changes requested by Tenant). In the event Tenant causes any delay(s) which results in Landlord being delayed in delivering possession of the Office Area by March 2, 1990 and/or the Addition by July 1, 1990, Tenant's obligation to pay Rent with respect to the Existing Building and/or the Addition shall commence as of March 2, 1990 and/or as of July 1, 1990, as applicable. Taking possession of all or any portion of the Existing Building by Tenant shall be conclusive evidence as against Tenant that the completed portion of the Existing Building is in satisfactory condition on the date of taking possession, subject to normal "punch list items" and subject to Section 2.11 above. The failure of Tenant to take possession of the Existing Building by the Commencement Date shall not affect the liability or Tenant hereunder. Pre-Term access to the Office Area by Tenant for purposes of installing any fixtures, equipment or other personality therein shall not constitute possession; provided, however, that Tenant shall not have any access to the Production Area or the Addition prior to the delivery of possession thereof to Tenant.

        5.2. Landlord shall deliver possession of the Addition to Tenant as soon as such portion of the Premises has been substantially completed. Possession of the Addition shall be delivered to Tenant by July 1, 1990, subject, however, to the terms of Paragraph 5.1 above; provided that if the Addition is substantially completed prior to July 1, 1990. Tenant shall be entitled to take possession at said time, in which event all of Tenant's obligations hereunder, including the obligation to pay Rent, shall commence.

        5.3. Notwithstanding anything contained in this Lease to the contrary, the Term shall not be extended, nor shall the Commencement Date be delayed due to Landlord's failure to pave the parking areas prior to March 2, 1990, provided that (a) parking is permitted by local Governmental Authorities on the gravel area on the north side of the Building, or (b) Landlord provides reasonable alternative parking to Tenant within walking distance of the Building.

                                   ARTICLE VI

                                     TAXES

        6.1 "Taxes" shall mean real estate taxes, assessments (general or special), sewer rents, rates and charges, taxes based upon leases or the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's or its beneficiary's income or profits), which may now or hereafter be levied, assessed or imposed against the Premises or any portion thereof or interest therein. Notwithstanding anything contained in the foregoing definition to the contrary:

                (a) If at any time the method of taxation then prevailing shall be altered so that any new or additional tax, assessment, levy, imposition or charge, or any part thereof, shall be imposed in place or partly in place of any Taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Premises, the rents or other income therefrom or any leases of any part thereof, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Premises to the extent that such items would be payable if the Premises were the only property of Landlord subject thereto and the income received by Landlord from the Premises were the only income of Landlord.

                (b) Notwithstanding the year for which any such taxes or assessments are levied, (i) in the case of special taxes or assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon, payable during any year shall be considered Taxes assessed and levied for that year, and (ii) if any taxes or assessments payable during any year shall be computed with respect to a period in excess of twelve (12) calendar months, then taxes or assessments applicable to the excess period shall be considered Taxes assessed and levied for that year, but only if such excess period falls within the Term. Except as provided in the preceding sentence, all references to Taxes assessed, levied, confirmed or imposed during a particular year shall be deemed to refer to Taxes levied, assessed or otherwise imposed during such year without regard to when such Taxes are payable. Landlord has received no written notice of special assessments affecting the Premises as of the date hereof.

                (c) Taxes shall also include personal property taxes (if any) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems or appurtenances used in connection with the Premises or the operation thereof.

                (d) Landlord represents that (i) it has no current knowledge that any special assessments have been levied against the Premises which are currently in effect, and (ii) the Premises are not subject to any outstanding obligations pursuant to any so-called "Recapture Agreements." If any special assessments have previously been assessed against the Premises and are currently in effect and/or if the Premises are currently subject to any outstanding obligations pursuant to any Recapture Agreements, Landlord shall pay all assessments, fees and charges in connection therewith.

                (e) Notwithstanding anything contained herein to the contrary, Taxes shall not include any income or franchise taxes imposed upon or measured by Landlord's or its beneficiary's income or profits.

        6.2 Tenant shall pay, before any fine, penalty, interest or cost is incurred, all Taxes which are assessed, levied, confirmed, imposed or which become a lien upon the Premises with respect to any period of time within the Term. Anything herein to the contrary notwithstanding, Landlord shall pay that portion of the real estate taxes and installments of special assessments for the year the Term commences (subject to the terms and provisions of Paragraph 6.5 below) and the year in which the Term expires by lapse of time which the number of days in said year not within the Term bears to 363, and Tenant shall pay the balance of said real estate taxes and installments of special assessments.

        6.3 Tenant shall have the right, at its own cost and expense, to contest the amount or validity, in whole or in part, of any Tax by appropriate proceedings diligently conducted in good faith, but only after payment of such Tax, unless such payment, or a payment thereof under protest, would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Paragraph 6.2 hereof, Tenant may postpone or defer payment of such Tax if (i) neither the Premises nor any portion thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost, and (ii) Tenant shall have deposited with Landlord in an escrow account cash or a certificate of deposit payable to Landlord issued by a national bank or Federal savings and loan association reasonably acceptable to Landlord in the amount of the Tax so contested and unpaid, together with all interest and penalties which may accrue in Landlord's reasonable judgment in connection therewith, and all charges that may or might be assessed against or become a charge on the Premises, or any portion thereof, during the pendency of such proceedings, or such other form of security reasonably satisfactory to Landlord. Tenant shall have the right, subject to Landlord's reasonable approval, to select the counsel to be retained in connection with the prosecution of any such proceedings. If, during the continuance of such proceedings, Landlord shall, from time to time, reasonably deem the amount deposited, as aforesaid, insufficient, Tenant shall, upon demand of Landlord, make additional deposits of such additional sums of money or such additional certificates of deposit as Landlord may reasonably request. Upon failure of Tenant to make such additional deposits, the amount theretofore deposited may be applied by Landlord to the payment, removal and discharge of such Tax and any interest, fines and penalties incurred or imposed in connection therewith, and any costs, fees (including attorneys' fees) and other liability (including costs incurred by Landlord) accruing in any such proceedings. Upon the termination of any such proceedings, Tenant shall pay the amount of such Tax or part thereof, if any, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, including attorneys' fees, interest, penalties, fines and other liability incurred or imposed in connection therewith, and upon such payment Landlord shall return all amounts or certificates deposited with it with respect to the contest of such Tax, as aforesaid, or, at the written direction of Tenant, Landlord shall make such payment out of the funds on deposit with Landlord and the balance, if any, shall be returned to Tenant. Tenant shall be entitled to the refund of any Tax, penalty, fine and interest thereon received by Landlord which have been paid by Tenant or which have been paid by Landlord but for which Landlord has been previously reimbursed in full by Tenant. Landlord shall not be required to join in any proceedings referred to in this Paragraph 6.3 unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in Landlord's name upon compliance with such conditions as Landlord may reasonably require. Landlord shall not ultimately be subject to any liability for the payment of any fees, including attorneys' fees, costs and expenses incurred or imposed in connection with such proceedings. Tenant agrees to pay all such fees (including reasonable attorneys' fees), costs and expenses, or, on demand, to make reimbursement to Landlord for such payment. During the time when any such certificate of deposit is on deposit with Landlord, and prior to the time when the same is returned to Tenant or applied against the payment, removal or discharge of Taxes, as above provided, Tenant shall be entitled to receive all interest paid thereon; but Tenant shall bear the expense of any early withdrawal penalties. Cash deposits shall bear interest at then current money market rates.

        6.4. Tenant covenants to furnish Landlord with official receipts of the appropriate taxing authority, or other appropriate proof reasonably satisfactory to Landlord, evidencing the payment of any tax or other tax, assessment, levy or charge that is payable by Tenant pursuant to the terms of this Lease within ten (10) days of Tenant's receipt thereof. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Tax or other tax, assessment, levy or charge may be relied upon by Landlord as sufficient evidence that such Tax or other tax, assessment, levy or charge is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

        6.5. Attached hereto as Exhibit C and by this reference made a part hereof are the 1988 notices of assessed valuation (the "Notices") with respect to each of the Lots comprising the Premises, the Notices being issued by the Supervisor of Assessments of DuPage County, Illinois. Notwithstanding anything contained within this Article VI to the contrary, Landlord's obligation with respect to the payment of real estate taxes levied against the Premises for the first year of the Term shall be limited to Landlord's pro-rata share, determined on a per diem basis, of the product obtained by multiplying (a) the assessed valuation of the respective Lots, as indicated on Exhibit C, by (b) the tax rate in effect during said year.

        6.6. If the Premises and any other property are covered by a single tax bill, Landlord shall cause the Premises to be assessed separately from such other property.

        6.7.  Intentionally Omitted.


                                  ARTICLE VII

                                   INSURANCE

        7.1. Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect during the Term "all risks" property and casualty insurance covering the Building and the Improvements for the benefit of Landlord, its beneficiaries, managing agents and Mortgagees, as their respective interest may appear, as the named insured, against (i) loss or damage by fire; (ii) loss or damage from such other risks or hazards now or hereafter embraced by an "all risks" policy, including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (iii) loss for flood if the Premises is in a designated flood or floodinsurance area in an amount not in excess of any limitations prescribed by federal law; (iv) loss from so-called explosion, collapse and underground hazards; and (v) loss or damage from such other risks or hazards of a similar or dissimilar nature which are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use and occupancy to the Improvements. At all times, such insurance coverage shall be in an amount equal to one hundred percent (100%) of the then "Full Replacement Cost" of the Building and the Improvements and shall include a so-called "Agreed Value Endorsement." Full Replacement Cost shall be interpreted to mean the cost of replacing the Building and the Improvements without deduction for depreciation or wear and tear, and it shall include a reasonable sum for architectural, engineering, legal, administrative and supervisory fees in connection with the restoration or replacement of the Building and the Improvements in the event of damage thereto or destruction thereof. Landlord and Tenant hereby acknowledging and agreeing for purposes hereof that the Full Replacement Cost of the Building, following completion of the construction of the Improved Space, shall be Eight Million Five Hundred Thousand Dollars ($8,500,000.00). Full Replacement Cost shall be determined from time to time (but not more frequently than once in any twelve
(12) month period), at the request of Landlord or its Mortgagee, by an appraiser, engineer, architect or contractor designated and paid by Landlord. No omission on the part of Landlord to request any such determination shall relieve Tenant of any of its obligations under this Paragraph 7.1, nor shall any acceptance or acquiescence by Landlord in any amount of insurance tendered or offered to Landlord by Tenant relieve Tenant of any of its obligations in this Lease. If a sprinkler system shall be located in the Improvements, sprinkler leakage insurance in form and amount reasonably satisfactory to Landlord shall be procured and continuously maintained by Tenant at Tenant's sole cost and expense. For the period prior to the earlier of the Commencement Date or the date when the Improved Space has been substantially completed, Landlord, at its sole cost and expense, shall maintain in full force and effect, on a completed value basis, insurance coverage on the Building or Builder's Risk or other comparable coverage, and in connection therewith, Landlord shall, promptly after the date hereof, furnish Tenant with a certificate of insurance evidencing such coverage.

        7.2. During the Term, Tenant, at its sole cost and expense, but for the mutual benefit of Landlord and Tenant, shall obtain and continuously maintain in full force and effect the following insurance coverage:

                (a) Commercial general liability insurance against any loss, liability or damage on, about or relating to the Premises, or any portion thereof, with limits of not less than Five Million Dollars ($5,000,000.00) single limit coverage on an occurrence basis. Any such insurance obtained and maintained by Tenant shall name Landlord, Landlord's beneficiaries, managing agents and Mortgagees as additional insureds therein. Such insurance shall contain a contractual liability endorsement consistent with Tenant's obligations under Paragraph 27.3 hereof.

                (b) Such other insurance, and in such amounts as may from time to time be reasonably required by Landlord, against other insurable hazards which at the time are commonly insured against in the case of premises and/or buildings or improvements similar in construction, design, general location, use and occupancy to those on or appurtenant to the Premises.

The insurance set forth in this Paragraph 7.2 shall be maintained by Tenant at not less than the limits set forth herein until reasonably required to be changed from time to time by Landlord, in writing, whereupon Tenant covenants to obtain and maintain thereafter such protection in the amount or amounts so required by Landlord.

        7.3. All policies of insurance required by Paragraph 7.1 shall provide that the proceeds thereof shall be payable to Landlord, and if Landlord so requests, shall also be payable to any contract purchaser of the Premises and any Mortgagee, as the interest of such purchaser or Mortgagee appears pursuant to a standard named insured or mortgagee clause. Tenant shall not, on Tenant's own initiative or pursuant to request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in Paragraph 7.1, unless Landlord and its beneficiaries, managing agents and Mortgagees are included therein as additional insureds with loss payable as in Paragraph 7.1. Tenant shall immediately notify Landlord in writing whenever any such separate insurance is taken out and, notwithstanding anything contained within this Lease to the contrary, Tenant shall deliver to Landlord original certificates of insurance evidencing all insurance policies Tenant is to obtain and maintain hereunder. All such policies of insurance that Tenant is obligated to obtain and maintain shall provide that any loss shall be payable to Landlord notwithstanding any act or omission or Tenant which might otherwise result in a forfeiture or reduction of such insurance.

        Each policy required under this Article VII shall not be cancelled or materially changed without at least thirty (30) days' prior written notice to Landlord, and shall have attached thereto an endorsement to the effect that the insurance as to the interest of Landlord, its beneficiary, managing agents and Mortgagees shall not be invalidated by any act or neglect of any person. All policies of insurance shall be written in companies reasonably satisfactory to Landlord and licensed in the State of Illinois, and shall be written in such form and shall be distributed in such companies as shall be reasonably satisfactory to Landlord. Such certificates of insurance acceptable to Landlord shall be delivered to Landlord endorsed "Premium Paid" by the company or agent issuing the same or accompanied by other evidence satisfactory to Landlord that the premiums thereon have been paid. Such certificates of insurance acceptable to Landlord and evidence of payment shall be delivered to Landlord upon commencement of the Term; and prior to expiration of any policy required to be maintained by Tenant hereunder, Tenant shall deliver new certificates of insurance evidencing same to Landlord.

        7.4. Landlord agrees that Tenant may cause to be inserted in the policy or policies of insurance required by Paragraph 7.1 hereof a so-called "Waiver of Subrogation Clause." Landlord shall cause all policies of insurance carried by Landlord to contain a "Waiver of Subrogation Clause."

        7.5. Tenant shall maintain insurance coverage (including loss of use and business interruption coverage of at least 12 months) upon Tenant's business and upon all personal property of Tenant or the personal property of others kept, stored or maintained on the Premises against loss or damage by fire, windstorm or other casualties or causes for such amount as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord and its beneficiaries. Tenant hereby waives, releases and discharges Landlord, its beneficiaries, managing agents and Mortgagees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction of any such personal property or to Tenant's business notwithstanding that such loss, claim, expense or damage may have been caused by Landlord, its agents or employees, and Tenant agrees to look to the insurance coverage only in the event of such loss. Landlord hereby waives, releases and discharges Tenant from all claims whatsoever arising out of loss, claim, expense or damage to Landlord's personal property or business notwithstanding that such loss, claim, expense or damage may have been caused by Tenant, its agents or employees, and Landlord agrees to look to the insurance coverage only in the event of such loss.

        7.6. Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy or policies (certificates thereof reasonably satisfactory to Landlord shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Premises; provided, however, that any such policy of blanket insurance of the kind provided for shall (i) specify therein the amounts thereof exclusively allocated to the Premises or Tenant shall furnish Landlord and any Mortgagee with a written statement from the insurers under such policies specifying the amounts of the total insurance exclusively allocated to the Premises, and (ii) not contain any clause which would result in the insured thereunder being required to carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the Full Replacement Cost of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy; and further provided, however, that such policies of blanket insurance shall, as respects the Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article VII.

        7.7. Tenant shall conform with all applicable fire codes of any governmental authority, and with the rules and regulations of Landlord's fire underwriters and their fire protection engineers, including, without limitation, the installation of adequate fire extinguishers. If Landlord is providing a sprinkler monitoring system with a direct connection to the local fire department or monitoring service, then Tenant shall pay any monitoring service charge and maintain such system in good working order. If the Premises are served by a sprinkler system, but are not served by a sprinkler monitoring system with direct connection to the local fire department or a monitoring service, then Tenant shall, at its sole cost and expense, install such a monitoring system, cause it to be connected to the local fire department or to a qualified monitoring service approved by Landlord and maintain the same in effect at all times during the Term.

        7.8. Notwithstanding any other provision of this Lease to the contrary, and without limitation of the provisions of Paragraph 7.5, whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties hereto, or anyone claiming by, through, or under it in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense or is required under this Lease to be so insured, then the party so insured (or so required) hereby waives any claims against and releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had such insurance been carried as so required); provided that such waiver of claims or release of liability shall not be operative in any case where the effect thereof is to invalidate such insurance coverage.

                                  ARTICLE VIII

                                   UTILITIES

        8.1. During the Term, Tenant will pay, when due, all charges for utilities furnished to the Premises or chargeable against the Premises, including all charges for water, sewage, heat, gas, light, garbage, electricity, telephone, steam, power or other public or private utility services. Prior to the commencement of the Term, Tenant and Landlord, as applicable, shall each pay for all utilities or services at the Premises used by it or its agents, employees, or contractors. To the extent any utility fees payable by Landlord prior to the commencement of the Term relate specifically to Landlord's construction obligations with respect to the Improved Space, said fees shall be credited against the Construction Allowance, and all other utility fees payable by Landlord prior to the commencement of the Term shall not be credited against the Construction Allowance.

        8.2. In the event that any charge or fee is required by the State of Illinois, or by any agency, subdivision or instrumentality thereof, or by any utility company furnishing services or utilities to the Premises, as a condition precedent to furnishing or continuing to furnish utilities or services to the Premises during the Term, such charge or fee shall be deemed to be a utility charge payable by Tenant. The provisions of this paragraph shall include, but not be limited to, any charges or fees for present or future water or sewer capacity to serve the Premises, any charges for the underground installation of gas or other utilities or services, and other charges relating to the extension of or change in the facilities necessary to provide the Premises with adequate utility services to the extent such installations or extensions are not reflected in the Final Plans or any Changes relating thereto. In the event that Landlord has paid any such charge or fee prior to the date hereof and same relates specifically to Landlord's construction obligations with respect to the Improved Space, said charge or fee shall be credited against the Construction Allowance, and all other charges or fees payable by Landlord prior to the commencement of the Term shall not be credited against the Construction Allowance.

                                   ARTICLE IX

                                    REPAIRS

        9.1.  At its sole cost and expense throughout the Term, Tenant shall,
(a) take good care of the Premises (including any Improvements now or hereafter erected or installed on the Land); (b) keep the same in good order and condition of repair; and (c) make and perform all maintenance thereof and all necessary structural and non-structural repairs thereto, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. When used in this Article IX, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be at least equal in quality and cost to the original work performed in constructing the Improvements and shall be made by Tenant in accordance with all laws, ordinances and regulations whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class, provided that Tenant shall in any event make all repairs necessary to avoid any structural damage or other damage or injury to the Improvements.

        9.2. At its sole cost and expense throughout the Term, Tenant shall take good care of and maintain all driveways, pathways, roadways, sidewalks, curbs, spur tracks, parking areas, loading areas, landscaped areas, ponds, entrances and passageways in good order and condition of repair and shall promptly remove all accumulated snow, ice and debris from any and all driveways, pathways, roadways, sidewalks, curbs, parking areas, loading areas, entrances and passageways, and keep all portions of the Premises, including areas appurtenant thereto, in a clean and orderly condition free of snow, ice, dirt, rubbish, debris and unlawful obstructions.

        9.3. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in, about or to the Premises or any improvements now or hereafter erected thereon. Landlord agrees to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any express warranties or guarantees of workmanship or materials given by manufacturers, contractors, subcontractors or materialmen whether or not assignable by Landlord to Tenant, which guarantee or warrant against defective workmanship or materials, and to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated within the Building. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises and all improvements now or hereafter erected thereon.

        9.4. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Premises, or any Improvements now or hereafter erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of the floors or other use of the Improvements that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

        9.5. Tenant acknowledges that the Premises shall be subject to a declaration of covenants, conditions and restrictions to be recorded in the Office of the Recorder of Deeds of DuPage County, Illinois in the form attached hereto as Exhibit D (hereinafter, as the same may be modified, amended or supplemented from time to time, referred to as the "Declaration"), Tenant shall, at Tenant's sole cost and expense, maintain the Premises in accordance with the Declaration and comply with all requirements, perform all obligations and obtain all approvals imposed on or as required of the owner, tenant or occupant of the Premises by the Declaration (specifically including the restrictions set forth in the Declaration regarding the exterior of the Improvements and the provisions regarding outdoor maintenance). Tenant shall also pay, as Additional Rent, all amounts imposed on the owner, tenant or occupant of the Premises by the Declaration, including, without limitation, any business park association dues and the proportion of costs of maintenance of and taxes on common areas which is allocable to the Premises pursuant to the Declaration. In the event of any conflict between the obligations of Tenant set forth elsewhere in this Lease and the obligations hereby assumed by Tenant under the Declaration, the more restrictive shall control. Landlord reserves to itself all voting rights to which it is entitled pursuant to the Declaration.

                                   ARTICLE X

                      COMPLIANCE WITH LAWS AND ORDINANCES


        10.1. Tenant shall, at its sole cost and expense throughout the Term, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof; provided, however, that notwithstanding anything contained in this Article X to the contrary, in the event that (a) any compliance action is required by any such governmental bodies having jurisdiction over the Premises; (b) the estimated costs of any such required compliance action exceeds One Hundred Thousand Dollars ($100,000.00); and (c) the required compliance action relates specifically to the Premises, Landlord shall pay all reasonable costs and expenses incurred in effectuating the required compliance action, and in consideration thereof, Tenant shall pay to Landlord, as Additional Rent hereunder throughout the Term (including any Renewal Term), an amount equal to twelve percent (12%) per annum of all such costs and expenses incurred by Landlord in completing the required compliance action, on a monthly basis, in the manner and at the time monthly installments of Base Rent are payable pursuant to the provisions of Article III above.

        10.2. At its sole cost and expense throughout the Term, Tenant shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, set forth in Exhibit A attached hereto, and with all agreements, contracts, easements, restrictions, reservations or covenants hereafter created, provided those hereafter created do not unreasonably interfere with Tenant's on-going business operations at the Premises and are otherwise reasonably acceptable to Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Premises and required to be obtained and maintained under this Lease and shall comply with all development permits issued by governmental authorities issued in connection with development of the Premises.

        10.3. Notwithstanding that it may be usual and customary for Landlord to assume responsibility and performance of any or all of the obligations set forth in this Article X, and notwithstanding any order, rule or regulation directed to Landlord to perform. Tenant hereby assumes, subject to the provisions of Paragraph 10.1 above, such obligations because, by nature of this Lease, the rents and income derived from this Lease by Landlord are net rentals not to be diminished by any expense incident to the ownership, occupancy, use, leasing, or possession of the Premises or any portion thereof.

        10.4. After prior written notice to Landlord, Tenant shall, at its sole cost and expense without cost or expense to Landlord, have the right to contest the validity or application of any law or ordinance referred to in this Article X in the name of Tenant or Landlord, or both, by appropriate legal proceedings diligently conducted, but only if, by the terms of any such law or ordinance, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Premises, or any portion thereof, and without subjecting Landlord or Tenant to any liability, civil or criminal, for failure to so comply therewith until the final determination of such proceeding; provided, however, if any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless, with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Tenant or Landlord to criminal liability and Tenant (a) furnishes Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of any such contest or delay; (b) prosecutes the contest with due diligence and in good faith; and (c) agrees to indemnify, defend and hold harmless Landlord, its beneficiaries, managing agents, Mortgagees and the Premises from any charge, liability or expense whatsoever. The security furnished to Landlord by Tenant shall be in the form of a cash deposit, a certificate of deposit issued by a national bank or Federal savings and loan association reasonably satisfactory to Landlord and payable to Landlord or other security reasonably satisfactory to Landlord. Said deposit shall be held in escrow, administered and distributed in accordance with the provisions of Paragraph 6.3 hereof relating to the contest of the amount of validity of any Tax.

        If necessary or proper to permit Tenant to so contest the validity or application of any such law or ordinance, Landlord shall, at Tenant's sole cost and expense, including reasonable attorneys' fees incurred by Landlord, execute and deliver any appropriate papers or other documents.

                                   ARTICLE XI

                        MECHANIC'S LIENS AND OTHER LIENS

        11.1. Tenant shall not suffer or permit any mechanic's lien or other lien to be filed against the Premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied or claimed to have been supplied to the Premises at the request of Tenant, or anyone holding the Premises, or any portion thereof, by, through or under Tenant. If any such mechanic's lien or other lien shall at any time be filed against the Premises, or any portion thereof, Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same. If Tenant shall fail to discharge such mechanic's lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Premises by deposit of a cash sum or a bond or other security, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorneys' fees), together with interest thereon at the Maximum Rate of Interest (as defined herein), shall be repaid by Tenant to Landlord on demand as Additional Rent. Tenant shall indemnify and defend Landlord, its beneficiaries, managing agents and Mortgagees against and save Landlord, its beneficiaries, managing agents, Mortgagees, and the Premises (and any portion thereof), harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable attorneys' fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

        11.2. The provisions of Paragraph 11.1 shall not apply to any mechanic's lien or other lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Premises in the performance of Landlord's obligations to construct the Improved Space required by the provisions of Article II, or otherwise arising from any act or omission of Landlord, its beneficiary or managing agent, and Landlord does hereby agree to indemnify and defend Tenant against and hold Tenant harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorneys' fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

        11.3. Tenant shall not create, permit or suffer, and shall promptly discharge and satisfy of record, any other lien, encumbrance, charge, security interest or other right or interest which shall be or become a lien, encumbrance, charge or security interest upon the Premises, or any portion thereof, or the income therefrom, or on the interest of Landlord, its beneficiaries, Mortgagees or Tenant in the Premises, or any portion thereof, save and except for those liens, encumbrances, charges, security interests, or other rights or interests consented to in writing or created by Landlord or covered by Paragraph 11.2 above, or those mortgages, assignments of rents, assignments of leases and other mortgage documentation placed thereon by Landlord in financing or refinancing the Premises or otherwise.

        11.4. Tenant shall have the right to contest the validity or amount of any mechanic's lien or other lien filed against the Premises, or any portion thereof. Any such contest shall be undertaken by Tenant in accordance with the provisions of Paragraph 6.3 above.

                                  ARTICLE XII

                        LANDLORD'S RIGHT TO CURE DEFAULT

        12.1. If Tenant shall at any time fail to (a) pay any Tax in accordance with the provisions of this Lease; (b) obtain, pay for, maintain and deliver any of the insurance policies or certificates of insurance provided for in this Lease; (c) make any other payment or perform any other act on its part to be made or performed, and if any such failure is not cured within fifteen (15) days after receipt by Tenant of written notice thereof from Landlord (or without notice in case of an emergency) or if such failure cannot be cured within fifteen (15) days, the extension of time provisions of Paragraph 13.1(c) shall apply, then Landlord, without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may, but shall be under no obligation to do so,
(i) pay any Tax payable by Tenant pursuant to the provisions of this Lease; (ii) obtain, pay for and maintain any of the insurance policies provided for in this Lease; or (iii) make any other payment or perform any other act on Tenant's part to be paid or performed as provided in this Lease, and Landlord may enter upon the Premises for any such purpose and take all such action therein or thereon as may be necessary therefor. Nothing herein contained shall be deemed as a waiver or release of Tenant from any obligation of Tenant contained in this Lease.

        12.2. All sums so paid by Landlord and all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Landlord in connection with the performance of any such act, together with interest thereon at the Maximum Rate of Interest from the respective dates of Landlord's making of each payment of such cost and expense, shall be deemed Additional Rent hereunder and shall be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of Landlord's written demand. Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Base Rent. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or not incurred by Tenant, and which would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss (to the extent of any deficiency between the dollar limits of insurance required by the provisions of this Lease and the dollar limits of the insurance actually carried by Tenant), damages, costs and expenses of suit, including reasonable attorneys' fees, suffered or incurred by reason of damage to or destruction of the Premises or any portion thereof, or other damage or loss which Tenant is required to insure against hereunder, occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid. If Tenant shall fail to perform any act required of it, Landlord may perform the same, but shall not be required to do so, in such manner and to such extent as Landlord may deem necessary or desirable, and in exercising any such right to employ counsel and to pay necessary and incidental costs and expenses, including reasonable attorneys' fees.

                                  ARTICLE XIII

                               DEFAULTS OF TENANT

        13.1. The occurrence of any one or more of the following events shall constitute an "Event of Default":

               (a) If default shall be made by Tenant under the provisions of this Lease relating to assignment, sublease, mortgage or other transfer of Tenant's interest in this Lease or in the Premises or in the income arising therefrom;

               (b) If default shall be made in the due and punctual payment of any Base Rent or Additional Rent or in the payment of any other amount to be paid by Tenant, when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after the receipt by Tenant of written notice thereof from Landlord;

               (c) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in subparagraphs (a) and (b) of this Paragraph 13.1, which do not expose Landlord to criminal liability, and such default shall continue for a period of thirty (30) days after written notice thereof given by Landlord to Tenant, or in the event such a default cannot, with due diligence and in good faith, be cured within thirty (30) days, and Tenant fails to proceed promptly and with due diligence and in good faith to commence the cure of same within said thirty (30) day period and thereafter to prosecute the curing of such default with due diligence and in good faith, it being intended that in connection with a default which does not expose Landlord to criminal liability, not susceptible of being cured with due diligence and in good faith within thirty (30) days, that the time allowed Tenant within which to cure the same shall be extended for such period as may be reasonably necessary for the curing thereof promptly with due diligence and in good faith;

                (d) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in subparagraphs (a), (b) and (c) of this Paragraph 13.1, and which exposes Landlord to criminal liability, and such default shall continue for a period of fifteen (15) days after written notice thereof given by Landlord to Tenant, it being intended that in connection with a default which exposes Landlord to criminal liability, that Tenant shall proceed immediately to cure or correct such condition with continuity and with all due diligence and in good faith; or

                (e) Subject to the federal bankruptcy laws and other applicable statutes, laws, regulations and orders, if (i) Tenant shall make an assignment for the benefit of creditors; (ii) a voluntary petition is filed by Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or Tenant be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy; (iii) proceedings are initiated to appoint a receiver for the property of Tenant which proceeding are not dismissed within thirty (30) days following filing; or (iv) any department of the State of Illinois or the Federal government, or any officer thereof duly authorized, shall take possession of the business or property of Tenant.

        13.2. If an Event of Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right to remedy allowed it at law or in equity or elsewhere in this Lease;

                (a) Landlord may terminate this Lease by giving Tenant written notice of its election to do so, in which event the Term shall end and all right, title and interest of Tenant hereunder shall expire on the date stated in such notice;

                (b) Landlord may terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon Tenant's right to possess the Premises or any part thereof shall cease on the date stated in such notice; and

                (c) Landlord may seek to enforce the provisions of this Lease and may seek to enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including, without limitation, injunctive relief, and for recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

        13.3. If Landlord exercises either of the remedies provided for in Paragraphs 13.2(a) and (b), Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises, with process of law, full and complete license so to do being hereby granted to Landlord, by lawful means, and Landlord may remove all occupants and property therefrom, as permitted by law, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by law or in equity.

        13.4. If Landlord terminates Tenant's right to possess the Premises without terminating this Lease, as provided for in Paragraph 13.2(b) above, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term, and the aggregate amount of the Rent (based on the latest applicable rate of Base Rent and the rate of the latest determined Additional

Rent) for the period from the date stated in the notice terminating possession to the stated end of the Term discounted at a present value rate of six percent (6%) per annum from the date of said notice shall be immediately due and payable by Tenant to Landlord, together with any other moneys due hereunder, and Landlord shall have the right to immediate recovery of all such amounts. In addition, Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent not theretofore accelerated and paid pursuant to the foregoing sentence and any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the stated end of the Term. In any such case, Landlord shall, in good faith, use reasonable efforts to relet the Premises or any part thereof for the account of Tenant for such reasonable rent, on a net rent basis as provided herein, for such time (which may be for a term extending beyond the Term) and upon such reasonable terms as Landlord, in Landlord's reasonable commercial judgment, shall determine, and Landlord shall be required to accept any tenant having a net worth in excess of Fifty Million Dollars ($50,000,000.00) offered by Tenant but shall not be required to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may make reasonable repairs, alterations and additions in or to the Premises to the extent deemed by Landlord necessary or desirable, and in connection therewith, Landlord may change the locks to the Premises and Tenant shall, upon written demand, pay the cost thereof together with Landlord's expenses of reletting. Landlord shall collect the rents from any such reletting and apply the same first to the payment of the expenses of re-entry, repair and alterations and the expenses of reletting and second to the payment of Rent herein provided to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent due and owing or paid as a result of acceleration or as the same thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely; provided that in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum (including Base Rent and Additional Rent) which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no Event of Default occurred. No such re-entry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant, or shall operate to release Tenant, in whole or in part, from any of Tenant's obligations hereunder, and Landlord may, at any time and from time to time, sue for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting. In the event Landlord obtains a judgment against Tenant for an amount attributable in part to the loss of future payments of Rent as provided in this Paragraph 13.4 or Paragraph 13.5 below and Landlord collects the full amount of such judgment from Tenant, from and after the date of receipt of such funds Landlord will credit Tenant with rent payable as a result of any reletting of the Premises (minus costs of reletting and collection) through the expiration of the period of acceleration used in the determination of the amount of said judgment (but in no event beyond the expiration of the Term). Landlord's obligation to so reimburse Tenant shall survive the entry of the foregoing judgment. Notwithstanding anything contained in Paragraphs 13.4 or 13.5 or elsewhere in this Lease to the contrary, if an Event of Default occurs hereunder, Landlord shall use commercially reasonable efforts to relet the Premises for the highest rent obtainable, on a net rent basis as provided in this Lease, and on reasonable terms and conditions.

        13.5. In the event of the termination of this Lease by Landlord as provided for by Paragraph 13.2(a), Landlord shall be entitled to recover from Tenant all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional accrued sums payable by Tenant, or for which Tenant is liable or with respect to which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and, in addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty: (a) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate rents at the annual rates for the remainder of the Term as provided for in this Lease, over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term, such present value to be computed in each case on the basis of a six percent (6%) per annum discount from the respective dates upon which such rentals would have been payable hereunder had this Lease not been terminated; and (b) any damages in addition thereto (but which are not included in the above calculation), including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of Rent.

        13.6. All property removed from the Premises by Landlord pursuant to any provisions of this Lease or by law may be handled, removed or stored by Landlord at the cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof, except for loss, damage or destruction resulting from Landlord's fault or negligence. Tenant shall pay Landlord, within ten (10) days of Landlord's written demand therefor, for all expenses incurred by Landlord in such removal and for storage charges for such property so long as the same shall be in Landlord's possession or under Landlord's control. All such property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall, at Landlord's option, be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale, without further payment or credit by Landlord to Tenant.

        13.7. Tenant shall pay all of Landlord's costs, charges and expenses, including, without limitation, court costs and reasonable attorneys' fees, incurred in enforcing Tenant's obligations under this Lease or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault or negligence, to become involved or concerned.

        13.8. Landlord shall pay all of Tenant's costs, charges and expenses, including, without limitation, court costs and reasonable attorneys' fees, incurred in enforcing Landlord's obligations under this Lease or incurred by Tenant in any litigation, negotiation or transaction in which Landlord causes Tenant, without Tenant's fault or negligence, to become involved or concerned.

        13.9. Except to the extent otherwise required under federal bankruptcy laws, rules or orders or by a court of competent jurisdiction in the event a petition is filed by or against Tenant under the federal bankruptcy laws now in effect or as amended from time to time (the "Bankruptcy Code");

                (1) Tenant, as debtor and debtor in possession, and any trustee who may be appointed, agree to adequately protect Landlord as follows: (a) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to all Rent due pursuant to this Lease; (b) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of a court of competent jurisdiction; (c) to determine within sixty (60) days after filing of such petition whether to assume or reject this Lease; (d) to give Landlord at least thirty
                        (30) days prior written notice, unless a shorter notice period is agreed to in writing by the parties, of any proceeding relating to any assumption or rejection of this Lease; (e) to give at least thirty (30) days prior written notice of any vacation or abandonment of the Premises, any such vacation or abandonment to be deemed a rejection of this Lease; and (f) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code. Tenant shall be deemed to have rejected this Lease in the event of the failure to comply with any of the above.

                (ii) If Tenant or a trustee elects to reject this Lease subsequent to the filing of a petition under the Bankruptcy Code, or if this Lease is otherwise rejected, Tenant shall immediately vacate and surrender possession of the Premises.

                (iii) If Tenant or a trustee elects to assume this Lease subsequent to the filing of a petition under the Bankruptcy Code, Tenant, as debtor and as debtor in possession and any trustee who may be appointed agrees as follows: (a) to cure each and every existing breach by Tenant within not more than ninety (90) days of assumption of this Lease; (b) to compensate Landlord for any actual pecuniary loss resulting from any existing breach, including without limitation, Landlord's reasonable costs, expenses and attorneys' fees incurred as a result of the breach, as determined by a court of competent jurisdiction, within ninety
                             (90) days of assumption of this Lease; (c) in the event of an existing breach, to provide adequate assurance of Tenant's future performance, including without limitation (i) the deposit of an additional sum equal to three months' Rent to be held (without any allowance for interest thereof) to secure Tenant's obligations under the Lease; (ii) the production to Landlord of written documentation establishing that Tenant has sufficient present and anticipated financial ability to perform each and every obligation of Tenant under this Lease; and
                             (iii) assurances, in form acceptable to Landlord, as may be required under any applicable provision of the Bankruptcy Code; (d) the assumption will not breach any provision of this Lease; (e) the assumption will be subject to all of the provisions of this Lease unless the prior written consent of Landlord is obtained; and (f) the prior written consent to the assumption of any Mortgagee or ground lessor to which this Lease has been assigned as collateral security is obtained.


                        (iv) If Tenant assumes this Lease and proposes to assign
                             the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, the notice of such proposed assignment, setting forth
                             (a) the name and address of such person; (b) all the terms and conditions of such offer; and (c) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including without limitation, the assurances referred to in any applicable provision of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. The adequate assurance to be provided Landlord to assure the assignee's future performance under the Lease shall include without limitation; (d) the deposit of a sum equal to three months' Rent to be held (without any allowance for interest thereon) as security for performance hereunder; (e) a written demonstration that the assignee meets all reasonable financial and other criteria of Landlord as did Tenant and its business at the time of execution of this Lease, including the production of the most recent audited financial statement of the assignee prepared by a certified public accountant; (f) the assignee's use of the Premises will be in form acceptable to Landlord, as to all matters identified in any applicable provision of the Bankruptcy Code.

                         (v) Neither Tenant nor any trustee who may be appointed
                             in the event of the filing of a petition under the Bankruptcy Code shall conduct or permit the conduct of any "fire," "bankruptcy," "going out of business" or auction sale in or from the Premises.

                                  ARTICLE XIV

                          DESTRUCTION AND RESTORATION

        14.1. Subject to the terms and provisions of any security documents evidencing any first mortgage financing encumbering the Land, Tenant covenants and agrees that in case of damage or destruction of the improvements after the Commencement Date by fire or otherwise, Tenant, at its sole cost and expense, shall restore, repair, replace and rebuild the same as nearly as possible to the condition that the same were in immediately prior to such damage or destruction with such changes or alterations (made in conformity with Article XX hereof) as may be reasonably acceptable to Landlord or required by law; provided, however, that Tenant's obligations set forth in this Paragraph 14.1 shall be expressly conditioned upon the net amount of insurance proceeds being made available to Tenant for the Restoration, and if such net amount is not made available, Tenant shall have the right to terminate this Lease, Tenant shall give Landlord written notice of such damage or destruction promptly after the occurrence thereof and specify in such notice, in reasonable detail, the extent thereof. Such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of the Premises, or any portion thereof, pending completion thereof, are sometimes hereinafter referred to as the "Restoration." The Restoration shall be carried on and completed in accordance with the provisions and conditions of Paragraph
14.2 and Article XX hereof. If the net amount of the insurance proceeds (after deduction of all costs, expenses and fees related to recovery of the insurance proceeds) recovered by all named insureds and loss payees and made available to Tenant is insufficient to complete the Restoration of such improvements (exclusive of Tenant's personal property and trade fixtures which shall be restored, repaired or rebuilt out of Tenant's separate funds if Tenant so elects), Tenant shall, upon request of Landlord or Mortgagee, deposit with Landlord or Mortgagee a cash deposit equal to the reasonable estimate of the amount necessary to complete the Restoration of such improvements less the amount of such insurance proceeds available.

        14.2. All insurance monies recovered on account of such damage or destruction, less the costs, if any, of such recovery, plus the amount of any funds deposited by Tenant with Landlord or Mortgagee pursuant to Paragraph 14.1, shall be applied by Landlord to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses upon the written request of Tenant, accompanied by a certificate of the architect or a qualified professional engineer in charge of the Restoration stating that as of the date of such certificate (a) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects, or persons, firms or corporations furnishing or supplying work, labor, services or materials for such Restoration, or is justly required to reimburse Tenant for any expenditures made by Tenant in connection with such Restoration, and when added to all sums previously paid out by Landlord or Mortgagee, does not exceed the value of the Restoration performed to the date of such certificate by all or said parties; (b) except for the amount, if any, stated in such certificates to be then due as of the date of the applicable certificate for work, labor, services or materials, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for work, labor, services or materials in connection with such Restoration, which, if unpaid, might become the basis of a mechanic's lien or similar lien with respect to the Restoration or a lien upon the Premises, or any portion thereof; and (c) the costs, as estimated by the person signing such certificate, of the completion of the Restoration required to be done subsequent to the date of such certificate in order to complete the Restoration do not exceed the sum of the remaining insurance moneys, plus the amount deposited by Tenant, if any, remaining in the hands of Landlord or Mortgagee after payment of the sum requested in such certificate.

        Tenant shall furnish Landlord or Mortgagee at the time of any such payment with partial or final (as the case may be) waivers of lien and such other evidence that there are no unpaid bills with respect to any work, labor, services or materials performed, furnished or supplied in connection with such Restoration as Landlord or Mortgagee may reasonably request. Landlord or Mortgagee shall not be required to pay out any insurance moneys where Tenant fails to supply satisfactory evidence of the payment for work, labor, services or materials performed, furnished or supplied, as aforesaid.

        If the insurance moneys in the hands of Landlord or Mortgagee, and such other sums, if any, deposited with Landlord or Mortgagee pursuant to Paragraph
14.1 hereof, shall be insufficient to pay the entire costs of the Restoration, Tenant shall pay any deficiency to Landlord or Mortgagee within ten (10) days after receipt of Landlord's or

Mortgagee's written demand. Upon completion of the Restoration and payment in full thereof by Tenant, Landlord or Mortgagee's shall, within a reasonable period of time thereafter, turn over to Tenant any insurance moneys or other moneys then remaining upon submission of proof reasonably satisfactory to Landlord or Mortgagee that the Restoration has been paid for in full and the damaged or destroyed Building and other improvements repaired, restored or rebuilt as nearly as possible to the condition they were in immediately prior to such damage or destruction, or with such changes or alterations as may be made in conformity with Paragraph 14.1 and Article XX hereof.


        14.3. No destruction of or damage to the Premises, or any portion thereof, by fire, casualty or otherwise shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay to Landlord the Base Rent and Additional Rent payable under this Lease or from any of its other obligations under this Lease.

        14.4. The foregoing provisions of this Article XIV apply only to damage or destruction of the improvements by fire, casualty or other cause occurring after the Commencement Date (or any pre-Term occupancy of the Premises by Tenant pursuant to Paragraph 1.2 above, if applicable). Any such damage or destruction occurring prior to such time shall be restored, repaired, replaced and rebuilt by Landlord and during such period of construction, Landlord shall obtain and maintain the builder's risk insurance coverage referred to in Paragraph 7.1 hereof. All moneys received by Landlord under its builder's risk insurance coverage shall be applied by Landlord to complete the Restoration of such damage or destruction and if such insurance proceeds are insufficient, Landlord shall provide all additional funds necessary to complete the Restoration of the Improvements.

                                   ARTICLE XV

                                  CONDEMNATION

        15.1. If, during the Term, the entire Premises shall be taken as the result of the exercise of the power of eminent domain or conveyed under threat thereof (hereinafter referred to as the "Proceedings"), this Lease and all right, title and interest of Tenant hereunder shall terminate on the earlier of taking of possession by the condemning authority or the date of vesting of title pursuant to such Proceedings, and Landlord shall be entitled to and shall receive the total award made in such Proceedings (except for any separate award relating to Tenant's trade fixtures or other personal property, which separate award shall be paid to Tenant), Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Premises, or any portion thereof, or its interest in this Lease.

        15.2. If, during the Term, a portion of the Premises shall be taken in any such Proceeding and as a result thereof, (i) Tenant is deprived of access to the loading dock facilities at the Premises; (ii) Tenant is deprived of ingress to or egress from the Premises; or (iii) there shall no longer be an adequate number of parking spaces available at the Premises to support the business of Tenant, and as a result of any said items delineated in clauses (i) through
(iii) above, (A) the business of Tenant conducted in the portion of the Premises taken cannot reasonably be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space as referred to in clause (B) hereof), and (B) substantially similar space to the space so taken cannot be constructed on the remaining portion of the Premises, Tenant may, at its option, terminate this Lease as to the remainder of the Premises. Additionally, if, during the Term, less than the entire Premises, but more than ten percent (10%) of the floor area of the Building, or more than ten percent (10%) of the area of the Land, shall be taken in any such Proceedings, this Lease shall, upon the earlier of taking of possession by the condemning authority or vesting of title in the Proceedings, terminate as to the portion of the Premises so taken, and Tenant may, at its option, terminate this Lease as to the remainder of the Premises if, but only if, (a) the business of Tenant conducted in the portion of the Premises taken cannot reasonably be carried on with substantially the same utility and efficiency in the remainder of the Premises (or any substitute space securable by Landlord pursuant to clause (b) hereof) and (b) Landlord cannot construct or secure substantially similar space to the space so taken on the remainder of the Premises. Either such termination as to the remainder of the Premises shall be effected by notice in writing given not more than sixty (60) days after the date of vesting of title in such Proceedings, and shall specify a date not more than sixty (60) days after the giving of such notice as the date for such termination. Upon the date specified in such notice, the Term, and all right, title and interest of Tenant hereunder shall cease and terminate. If this Lease is terminated as provided in this Paragraph 15.2, Landlord shall be entitled to and shall receive the total award made in such Proceedings (except for any separate award relating to Tenant's trade fixtures or other personal property, which separate award shall be paid to Tenant). Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Premises, or any portion thereof, or its interest in this Lease. The right of Tenant to terminate this Lease as provided in this Paragraph 15.2 shall be exercisable only upon the condition that Tenant is not then in default in the performance or any of the terms, convenants or conditions of this Lease on its part to be performed, and such termination upon Tenant's part shall become effective only upon compliance by Tenant with all such terms, covenants and conditions to the date of such termination; provided, however, that if Tenant is then in default in the performance of any of the terms, covenants or conditions of this Lease but Tenant is prosecuting the curing of said default in accordance with the applicable provisions of this Lease, Tenant shall have the right, within thirty
(30) days after completion of said cure, to terminate this Lease in accordance with this Paragraph 15.2. In the event that Tenant elects not to terminate this Lease as to the remainder of the Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of Paragraph 15.3 hereof.

        15.3. If a portion of, but not the entire Premises is taken in any Proceeding, but this Lease remains in effect, this Lease shall, upon the earlier of taking of possession by the condemning authority or vesting of title in the Proceedings, terminate as to the parts so taken, and Tenant shall have no claim or interest in the award, damages, consequential damages and compensation, or any part thereof (except for any separate award relating to Tenant trade fixtures or personal property, which separate award shall be payable to Tenant). Landlord shall be entitled to and shall receive the total award made in such Proceedings (except for any separate award relating to Tenant's trade fixtures or other personal property, which separate award shall be payable to Tenant), Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord and Tenant hereby waiving, except as expressly provided herein, any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Premises, or any portion thereof, or its interest in this Lease. If any portion of, but not the entire Premises is taken but this lease remains in effect, Landlord shall, within two hundred seventy (270) days of its receipt of the award made in such Proceeding, but subject to Force Majeure Events, promptly restore that portion of the Improvements on the Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant. In the event that the amount of the award that may be received by Landlord in any such Proceedings for physical damage to the Improvements as a result of such partial taking is insufficient to pay all costs of such restoration work, such additional sum shall be funded by Landlord.

        15.4. In any taking of the Premises or any portion thereof, whether or not this Lease is terminated as provided herein, Tenant shall have only the limited right, if then available by law to Tenant, to separately pursue and to receive any award which may be made for damages to or condemnation of Tenant's movable trade fixtures and equipment, or for Tenant's moving expenses or interruption of Tenant's business, provided that no such award shall in any way diminish the award payable to Landlord as a result of such taking as provided herein.

        15.5. In the event of any termination of this Lease, or any part thereof, as a result of any such Proceedings, Tenant shall pay to Landlord all Base Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Premises so taken, apportioned to the date of such termination.

        15.6. If Tenant is either not entitled to, or does not elect to, terminate this Lease in the event of a partial taking of the Building, the Base Rent payable hereunder during the period from and after the earlier of the taking of possession by the condemning authority and the date of vesting of title in such Proceedings to the expiration or termination of this Lease shall be reduced to a sum equal to the product of the Base Rent provided for herein multiplied by a fraction, the numerator of which is the number of square feet in the Building after such taking and after the same has been restored to a complete architectural unit, and the denominator of which is the number of square feet in the Building prior to such taking.

        15.7. If a portion of the Land (which does not include any portion of the Building) is taken and Tenant is either not entitled to, or does not elect to, terminate this Lease, the Base Rent payable hereunder during the period from and after the earlier of the taking of possession by the condemning authority and the date of vesting of title in such Proceedings to the expiration or earlier termination of the Lease shall be reduced by an amount equal to ten percent (10%) of the award made in the Proceedings for the taking of said portion of the Land (net of any portion of said award allocated for landscaping, paving and/or curbing work).

                                  ARTICLE XVI

                           ASSIGNMENT AND SUBLETTING

        16.1. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed (and the consent of any holder of any first mortgage or trust deed encumbering the Premises, if required pursuant to the terms thereof), in each instance, either prior or subsequent to the Commencement Date, (a) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it; (b) allow to exist or occur any transfer of or lien upon this Lease or Tenant's interest herein by operation of law; (c) sublet the Premises or any part thereof; or (d) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Article IV or by anyone other than the Tenant and Tenant's employees. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings, except as provided by law. Notwithstanding anything contained within this Paragraph 16.1 to the contrary, Tenant shall have the right, without the requirement of obtaining Landlord's prior written consent thereto (but subject to the consent of the holder of any mortgage or trust deed encumbering the Premises, if required pursuant to the terms thereof, which consent shall not be unreasonably withheld or delayed), to enter into an assignment of this Lease or a sublease of the Premises, or any portion thereof, to the parent corporation of Tenant, any wholly owned subsidiary corporation of Tenant, any corporation affiliated with Tenant, any corporation succeeding to substantially all of the assets of Tenant as a result of a consolidation or merger, or a corporation to which all or substantially all of the assets of Tenant have been sold (collectively, an "Affiliate"); provided, however, that the Affiliate shall assume in writing all of Tenant's obligations hereunder. Notwithstanding any such assignment or sublease, Tenant shall not be released from, and shall perform all, obligations imposed upon it hereunder to the extent not performed by the Affiliate.

        16.2. Without limiting the generality of the foregoing, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

        16.3. Consent by Landlord to any assignment, subletting, use, occupancy, transfer or encumbrance shall not operate to relieve Tenant from any covenant or obligation hereunder except to the extent, if any, expressly provided for in such consent, or be deemed to be a consent to or relieve Tenant from obtaining Landlord's consent to any subsequent assignment, subletting, use, occupancy, transfer or encumbrance by Tenant or anyone claiming by, through or under Tenant. Tenant shall pay all reasonable fees charged by any Mortgagee that are incurred in connection with any assignment, subletting, use, occupancy, transfer or encumbrance made or requested by Tenant.

        16.4. Landlord shall not be deemed to have unreasonably withheld its consent to a proposed assignment of this Lease or to a proposed sublease of all or part of the Premises if its consent is withheld because: (a) Tenant is then in default hereunder; (b) any notice of termination of this Lease or termination of Tenant's possession shall have been given under Article XIII hereof; (c) either the portion of the Premises which Tenant proposes to sublease, or the remaining portion of the Premises, or the means of ingress or egress to either the portion of the Premises which Tenant proposes to sublease or the remaining portion of the Premises, or the proposed use of the Premises or any portion thereof by the proposed assignee or subtenant will violate any village, city, state or federal law, ordinance or regulation, including, without limitation, any applicable building code or zoning ordinances; (d) the proposed use of the Premises by the proposed assignee or subtenant does not conform with the use set forth in Article IV; (e) in the reasonable judgment of Landlord, the proposed assignee or subtenant is of a character or is engaged in a business which would be deleterious to the reputation of the Premises or Landlord or any surrounding property owned by Landlord, or the proposed assignee or subtenant is not sufficiently financially responsible or experienced to perform its obligations under the proposed assignment or sublease; or (f) the proposed assignee or subtenant is already a tenant at the Center, except if said tenant is expanding its operations at the Center and Landlord is unable to provide said tenant with suitable space in accordance with its expansion requirements, or is a governmental body (or subdivision or agency thereof); provided, however, that the foregoing are merely examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar or dissimilar to the foregoing examples. Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the assignment of this Lease or subletting of any part of the Premises must be approved in writing by Landlord prior to publication.

        16.5. If Tenant, having first obtained Landlord's consent to any assignment or sublease as required hereunder, or if Tenant, as debtor or debtor in possession, or a trustee in bankruptcy for Tenant pursuant to the Bankruptcy Code, 11 U.S.C. 101 et seq., as amended from time to time (the "Bankruptcy Code"), shall assign this Lease or sublet the Premises, or any part thereof, at a rental or for other consideration in excess of the Rent or prorata portion thereof due and payable by Tenant under this Lease, then Landlord and Tenant shall each be entitled to receive fifty percent (50%) of any such excess rent or other consideration (net of any costs and expenses incurred in connection therewith), Tenant hereby agreeing to remit Landlord's share thereof to Landlord within five (5) days of its receipt thereof.

        16.6. If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord which shall be furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment, together with a certified copy of an appropriate corporate resolution (if the assignee is a corporation) authorizing such assumption. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form reasonably satisfactory to Landlord, the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

        16.7. Tenant shall provide Landlord with a written notice of intention to sublease or assign. Such notice shall set forth the name of the proposed subtenant or assignee and the proposed commencement date of the sublease term or the effective date of assignment, as applicable. Such notice shall be delivered at least thirty (30) days prior to the commencement date of the sublease term or the effective date of assignment, as applicable, and shall attach a copy of the proposed sublease or the assignment of lease, which shall have been executed by the proposed sub-tenant or assignee. Landlord shall respond to Tenant's request for consent within seven (7) business days of Landlord's receipt of Tenant's written notice and the proposed sublease or assignment of lease, which proposed sublease or assignment of lease shall have been executed by the proposed sub-tenant or assignee.

        16.8. In all instances other than with respect to an assignment or a sublease to an Affiliate, Landlord shall have the right, to be exercised by giving written notice to Tenant within seven (7) business days after Landlord's receipt of Tenant's written notice, as required by Paragraph 16.7 above, together with a copy of the proposed sublease or assignment of lease, partially executed, as aforesaid, to recapture the space to be demised or assigned pursuant thereto. If such recapture notice is delivered to Tenant, it shall serve to irrevocably cancel and terminate this Lease with respect to the proposed sublease space, or the Premises with respect to an assignment of lease, in either case as of the proposed commencement date of the sublease term or the proposed effective date of assignment, and as fully and completely as if said date had been definitely fixed for the expiration date of the Term; provided, however, that no termination of this Lease with respect to all or any portion of the Premises shall become effective without the prior written consent of each Mortgagee, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE XVII

                         SUBORDINATION, NONDISTURBANCE,
                       NOTICE TO MORTGAGEE AND ATTORNMENT

        17.1. This Lease is and shall be subject and subordinate to the lien of any mortgage, deed of trust, security instrument or other document of like nature, hereinafter referred to as "Mortgage", which now or at any time hereafter may be placed upon the Premises, or any portion thereof or interest therein, and to all present and future ground or underlying leases of the Land, and to any replacements, renewals, amendments, modifications, extensions or refinancing of any of the foregoing, and to each and every advance made under any Mortgage, unless the holder of any Mortgage or the lessor under any such ground or underlying lease (such holder or lessor being hereinafter referred to as a "Mortgagee") requires in writing that this Lease be superior thereto. Tenant agrees at any time hereafter, and from time to time on demand of Landlord, to execute and deliver to Landlord any instruments, releases or other documents that may be reasonably required to effect or confirm the subordination or superiority of this Lease to the lien of any such Mortgage or to any such ground or underlying lease. It is agreed, nevertheless, that so long as Tenant is not in default in the payment of Base Rent and Additional Rent and the performance and observance of all covenants, conditions, provisions, terms and agreements to be performed and observed by Tenant under this Lease, that such subordination, subordination agreement or other instrument, release or document shall not interfere with, hinder or molest Tenant's right to quiet enjoyment under this Lease, nor the right of Tenant to continue to occupy the Premises and all portions thereof, and to conduct its business thereon in accordance with the covenants, conditions, provisions, terms and agreements of this Lease. The lien of any such Mortgage shall not cover Tenant's trade fixtures or other personal property located in or on the Premises. Upon execution of this Lease, Landlord shall deliver to Tenant a non-disturbance agreement from each Mortgagee, in form and substance reasonably satisfactory to Tenant, which provides that Tenant shall have the right to remain in possession under this Lease and to enforce the option to purchase the Premises provided for in Article XXV below even if Mortgagee forecloses its Mortgage or accepts a deed in lieu of foreclosure. Before any additional Mortgage is placed on the Premises, a similar non-disturbance agreement shall be obtained from the Mortgagee thereunder and shall be delivered to Tenant.

        17.2. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant agrees to give each Mortgagee, by registered or certified mail, a copy of any notice or claim of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interest in leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced, within such thirty (30) days, and is diligently pursuing the remedies or steps necessary to cure or correct such default) then such Mortgagee shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary to cure or correct such default) before Tenant may exercise any right or remedy which it may have on account of any such default of Landlord; provided, however, that the foregoing cure provisions shall not apply if Tenant is deprived of the use and occupancy of the Premises. Nothing herein contained shall be construed or interpreted as requiring any Mortgagee to remedy such act or omission.

        17.3. If any Mortgagee shall succeed to the rights of Landlord under this Lease or to ownership of the Premises, whether through possession or foreclosure or the delivery of a deed in lieu thereof, then upon the written request of such Mortgagee, Tenant shall attorn to and recognize such Mortgagee as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such Mortgagee may reasonably request to evidence such attornment. In the event of any other transfer of Landlord's interest hereunder, upon the written request of the transferee and Landlord, Tenant shall attorn to and recognize such transferee as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such transferee and Landlord may reasonably request to evidence such attornment.

        17.4. Notwithstanding anything contained herein to the contrary, Landlord covenants and agrees that at no time during the initial sixty (60) months of the Term shall the aggregate amount of the Mortgages encumbering the Premises exceed the sum of

(a) Eight Million Five Hundred Thousand Dollars ($8,500,000.00) plus (b) the excess of (i) the costs of the Improved Space over (ii) the Construction Allowance.

        17.5. Tenant agrees to execute and deliver any amendment to this Lease reasonably required by any Mortgagee provided such amendment does not materially adversely affect Tenants rights and obligations hereunder.

                                 ARTICLE XVIII

                                     SIGNS

        Tenant may erect one (1) sign on the landscaped area adjacent to the Building, provided that such sign (i) does not violate applicable governmental laws, ordinances, rules or regulations; (ii) does not violate any covenants, conditions or restrictions affecting the Premises; (iii) is compatible with the architecture of the Building and the landscaped area adjacent thereto and of surrounding properties; and (iv) has received the written approval of Landlord, which approval shall not be unreasonably withheld or delayed, and in connection therewith and upon Tenant's request. Tenant shall be solely responsible for the construction, installation and maintenance of such sign. Tenant shall not erect or attach any sign to the exterior of the Building. Upon the expiration of the Term or earlier termination thereof, Tenant shall, at its sole cost and expense, remove the sign and repair any damage or injury to the Premises caused thereby.

                                  ARTICLE XIX

                               REPORTS BY TENANT

        Upon the request of Landlord at any time after one hundred thirty five
(135) days following the expiration of the applicable fiscal year of Tenant, Tenant shall deliver to Landlord (within fifteen (15) days after receipt of written request) ten (10) copies of Tenant's annual report to stockholders for such fiscal year.

                                   ARTICLE XX

                            CHANGES AND ALTERATIONS

        20.1. Tenant shall have the right from time to time to make such changes and alterations, structural or otherwise, to the Building as Tenant shall deem necessary or desirable in connection with the requirements of its business, which changes and alterations shall be made in all cases subject to the following conditions, which Tenant covenants to observe and perform:

               (a) No change or alteration shall be undertaken until Tenant shall have procured and paid for all required permits and authorizations of the various governmental bodies and departments having jurisdiction of the Premises.

               (b) No change or alteration shall be undertaken until detailed plans and specifications therefor prepared and approved in writing by a licensed architect or licensed professional engineer selected and paid for by Tenant, who shall supervise any such work (the "Alterations Architect or Engineer"), and of each amendment and change thereto, have been first submitted to and approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed (but such consent may be withheld if the change or alteration would, in the reasonable judgment of Landlord, impair the value or usefulness of the Land or Improvements, or any substantial part thereof). Before commencement of any change, alteration, restoration or construction (hereinafter sometimes referred to as "Work") involving in the aggregate an estimated cost of more than Fifty Thousand Dollars ($50,000.00) or which, in Landlord's reasonable judgment, would materially alter the mechanical, structural or electrical systems of the Improvements. Tenant shall, in addition, obtain Landlord's prior written approval, which shall not be unreasonably withheld or delayed, of all general contractors for the Work. Notwithstanding anything to the contrary contained herein, Landlord may require the prior written consent or approval of any Mortgagee as a condition to granting any consent or approval which Tenant is required to obtain from Landlord hereunder. Upon completion of any Work, Tenant shall provide Landlord with such documents as Landlord or any Mortgagee may reasonably require (including, without limitation, sworn statements, affidavits and waivers of lien) evidencing payment for such work, and "as-built" plans and specifications. Tenant shall pay all costs and expenses reasonably incurred by any Mortgagee in reviewing materials submitted to them for approval for any Work which involves, in the aggregate, an estimated cost of more than Fifty Thousand Dollars ($50,000.00); provided, however, that said costs and expenses shall not exceed Five Thousand Dollars ($5,000.00) per occurrence.

                (c) Any change or alteration shall, when completed, be of such character as not to reduce the value or utility of the Premises or the Building to which such change or alteration is made below its value or utility thereof immediately prior to such change or alteration, nor shall such change or alteration reduce the area or cubic content of the Building, nor change the character of the Premises or the Building as to use without Landlord's express written consent.

                (d) All Work done in connection with any change or alteration shall be done in a good and workmanlike manner, with new, high-quality materials, in compliance with all building and zoning laws of the jurisdiction in which the Premises are situated and with all laws, ordinances, orders, rules, regulations and requirements of all Federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof and in accordance with the orders, rules and regulations of the Board of Fire Underwriters where the Premises are located, or any other body exercising similar functions. The cost of any such change or alteration shall be paid in cash by arrangements approved in advance by Landlord, which approval shall not be unreasonably withheld or delayed, so that the Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Premises or any portion thereof. The Work of any change or alteration shall be prosecuted with reasonable dispatch, delays due to strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions or similar causes beyond the control of Tenant excepted. Tenant shall obtain and maintain, at its sole cost and expense, during the performance of the Work, workers' compensation, comprehensive general liability, and adequacy of design insurance satisfactory to Landlord, and the fire insurance with "all risks" endorsement required by Paragraph 7.1 hereof shall be supplemented with "builder's risk" insurance on a completed value form or other comparable coverage on the Work. All such insurance shall be with a company or companies authorized to do business in the State of Illinois and reasonably satisfactory to Landlord, and all such certificates of insurance evidencing such coverage shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same, or with other evidence of payment of the premium therefor reasonably satisfactory to Landlord.

                (e) Intentionally Omitted

                (f) No change, alteration, restoration or new construction shall be in or connect the Improvements with any property, building or other improvement located outside the boundaries of the Land, nor shall the same obstruct or interfere with any easement.

                                  ARTICLE XXI

                                   SURRENDER

        21.1. Surrender; Removal of Tenant's Alterations. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with all improvements thereon, to Landlord, in good condition and repair, taking by eminent domain or condemnation, reasonable wear and tear and loss, damage or destruction caused by a casualty or condemnation pursuant to which this Lease is terminated in accordance with the terms and conditions hereof excepted, but without any so-called deferred maintenance that is necessary under the terms hereof in order to maintain the quality standards prescribed herein; said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment, and all alterations. Notwithstanding anything contained in the immediately preceding sentence to the contrary, concurrently with Tenant's written request for Landlord's consent to any items of Work as required in Paragraph 20.1(b) above, Tenant shall have the right to request Landlord's determination as to whether or not Landlord shall require Tenant to remove said alterations, additions and improvements upon the termination of this Lease; Landlord's written response thereto, which shall be delivered to Tenant within thirty (30) days of Landlord's receipt of Tenant's written request, shall be binding upon Landlord and Tenant. Except as expressly provided in the immediately preceding sentence, all alterations, additions and improvements, temporary or permanent, made in or upon the Premises by Tenant shall become Landlord's property and shall remain upon the Premises on any such termination without compensation, allowance or credit to Tenant: provided, however, that Landlord shall have the right to require Tenant to remove any alterations, additions and improvements and to restore the Premises to their condition prior to the making of such alterations, additions and improvements, repairing any damage occasioned by such removal and restoration if a determination as to removal or non-removal has not been previously made by Landlord as provided herein. Said right shall be exercised by Landlord's giving written notice thereof to Tenant on or before thirty (30) days after any such termination. If Landlord requires removal of any alterations, additions and improvements, and Tenant does not make such removal in accordance with the foregoing at the time of such termination, or promptly after Landlord's written request, whichever is later, Landlord may remove the same (and repair any damage occasioned thereby), and dispose thereof or, at its election, deliver the same to any other place of business of Tenant or warehouse the same. Tenant shall pay the costs of such removal, repair, delivery and warehousing to Landlord on demand, together with interest thereon at the Maximum Rate of Interest. Tenant's obligations hereunder shall survive the expiration or termination of this Lease.

        21.2. Removal of Tenant's Property. Upon the termination of this Lease, Tenant shall remove Tenant's personal property, trade fixtures and equipment; provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof, ordinary wear and tear excepted; provided, however, that nothing contained herein shall require Tenant to repaint the Premises upon the expiration of the Term. If Tenant does not remove Tenant's personal property, trade fixtures and equipment from the Premises prior to the expiration or earlier termination of the Term, Landlord may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, repair, delivery and warehousing to Landlord on demand, or Landlord may treat such personal property as having been conveyed to Landlord with this Lease as a bill of sale, without further payment or credit by Landlord to Tenant. Tenant's obligations hereunder shall survive the expiration or termination of this Lease.

        21.3. Holding Over. Tenant shall have no right to occupy the Premises or any portion thereof after the expiration or earlier termination of this Lease or of Tenant's right of possession of the Premises. In the event Tenant or any party claiming by, through or under Tenant retains possession of the Premises, or any portion thereof, after the expiration or earlier termination of this Lease or of Tenant's right of possession of the Premises, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and for any actual damages Landlord suffers in the event Tenant's holding over results in a breach of any obligation of Landlord to any successor tenant of the Premises or any contract vendee thereof. For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Premises after the expiration or earlier termination of the Lease or Tenant's right of possession of the Premises, Tenant shall pay Rent on the first day of each month or portion thereof for which Tenant retains possession of the Premises at a rate equal to one hundred fifty percent (150%) of the Rent payable by Tenant hereunder during the last month of the Term or Renewal Term, as applicable. The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over.

                                  ARTICLE XXII

                                 ENVIRONMENTAL

        22.1.  Defined Terms:

               (a) "Claim" shall mean and include any demand, cause of action, proceeding or suit (i) for any and all damages, losses, injuries to person or property, damages to natural resources, fines, penalties, interest, or contribution; (ii) for the costs of site investigations, feasibility studies, information requests, health or risk assessments or Response actions; or (iii) for enforcing this Article XXII.

                (b) "Environmental Law" shall mean and include all federal, state and local statutes, ordinances, regulations and rules relating to environmental quality, health, safety, contamination and clean-up, including, without limitation, the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act ("FIFRA"), 7 U.S.C. Section 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. Section 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; the Noise Control Act, 42 U.S.C. Section 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 3001 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act, and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C. Section 2011 et seq., and the Nuclear Waste Policy Act of 1982, 42 U.S.C. Section 10101 et seq.; and the Environmental Protection Act of Illinois ("IEPA"), Ill. Rev. Stat. ch. 111 1/2, par. 1001 et seq., and state lien and superlien and environmental clean-up statutes, with implementing regulations and guidelines. Environmental Laws shall also include all state, regional, county, municipal and other local laws, regulations and ordinances insofar as they are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials.

                (c) "Hazardous Materials" shall mean and include the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under the FIFRA; asbestos and asbestos-containing materials, PCBs and other substances regulated under TSCA; source material, special nuclear material, byproduct material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. Sec. 1910.1200 et seq.; and industrial process and pollution control wastes whether or not hazardous within the meaning of RCRA.

                (d) "Manage" means to generate, manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of or abandon Hazardous Materials.

                (e) "Release" or "Released" shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the environment, as "environment" is defined in CERCLA.

                (f) "Response" or "Respond" shall mean action taken in compliance with Environmental Laws to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate, assess or abate the Release of a Hazardous Material.

        22.2. During the Term (including any Renewal Term), Tenant shall (a) at its sole cost and expense, comply with all Environmental Laws and permits issued thereunder; (b) not conduct or authorize the Management of any Hazardous Materials on the Premises, including installation of any underground storage tanks, without prior written disclosure to and approval by Landlord, which approval is hereby given for all Hazardous Materials used in the manufacture of electronic and electrical products and related activities; (c) not take any action that would subject the Premises to permit requirements under RCRA for on-site disposal of Hazardous Materials; (d) not discharge Hazardous Materials into common drains or sewers except in full compliance with Environmental Laws and local sewer regulations relating to wastewater discharges; (e) not cause or allow the Release of any Hazardous Materials on, to or from the Premises.

except in full compliance with Environmental Laws and permits issued thereunder; (1) at its sole cost and expense, arrange for the lawful transportation and off-site disposal of all Hazardous Materials that it generates; (g) at its sole cost and expense, secure, maintain, and comply with all permits required by Environmental Laws; and (h) subject to Paragraph 22.9B. below, not be responsible for any Hazardous Materials whose existence on the Premises predates the date of this Lease.

        22.3. During the Term (including any Renewal Term), Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications from the United States Environmental Protection Agency, Occupational Safety and Health
Administration, Illinois Environmental Protection Agency, or other federal, state, or local agency or authority, or any other entity or individual, concerning (a) any Release of a Hazardous Material on, to or from the Premises;
(b) the imposition of any lien on the Premises; or (c) any alleged violation of or responsibility under Environmental Laws.

        22.4. During the Term (including any Renewal Term), Tenant shall not drill or install monitoring wells, take soil borings or otherwise test, sample or monitor soil, surface water or groundwater on or under the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If Landlord provides such written consent, Tenant shall be solely responsible for all costs and expenses of such activities, including but not limited to, costs of installing, maintaining, securing, removing and closing monitoring wells, repairing any damage to the Premises, restoring the Premises to their original condition, landscaping and screening well heads. Responding to any Releases created or aggravated by such activities and complying with such other reasonable conditions as Landlord may require in writing pursuant to its consent. This Paragraph 22.4 shall not be construed to require Tenant to perform any environmental studies or tests of the Premises, other than as required by Environmental Laws or permits issued thereunder.

        22.5. Landlord and Landlord's agents and employees shall have the right to enter upon the Premises and/or conduct appropriate inspections or tests in order to determine the condition of the Premises or Tenant's compliance with Environmental Laws, provided that (a) such inspections and tests shall be performed at the sole cost and expense of Landlord, unless an Event of Default has occurred hereunder, in which event Tenant alone shall bear all reasonable costs and expenses of such inspections and tests; (b) Landlord shall provide Tenant with written notice not less than five (5) days prior to conducting such inspections or tests; (c) such tests shall be performed at times reasonably designated by Tenant, shall not unreasonably interfere with Tenant's business operations and shall be in compliance with Tenant's reasonable security procedures; and (d) Landlord shall promptly deliver copies of such test results to Tenant. Tenant agrees that any documents or information furnished by Landlord to Tenant under this Article XXII shall be confidential and shall not be disclosed to any third party without the prior written consent of Landlord unless required by law, this Lease or the terms of any documents evidencing or securing Mortgagee's loan encumbering the Premises.

        22.6. Upon written request by Landlord, Tenant shall provide Landlord with lists of raw materials, chemicals, and fuels used by Tenant on the Premises, with the results of environmental studies, reports and tests, including those commissioned prior to or during the Term (including any Renewal
Term), with transportation and disposal contracts for Hazardous Materials, with any permits issued under Environmental Laws and with any other relevant or applicable documents pertaining to the condition of the Premises or demonstrating that Tenant complies with this Article XXII and all Environmental Laws relating to the Premises. Landord agrees that any documents or information furnished by Tenant to Landlord under this Article XXII shall be confidential and shall not be disclosed to any third party without the prior written consent of Tenant unless required by law, this Lease or the terms of any documents evidencing or securing Mortgagee's loan encumbering the Premises. This Paragraph 22.6 shall not be construed to require Tenant to perform any environmental studies or tests of the Premises, other than as required by Environmental Laws or permits issued thereunder.

        22.7. If Tenant's Management of Hazardous Materials at the Premises (a) results in or causes a Release which is not in compliance with Environmental Laws or permits issued thereunder; (b) gives rise to liability, a Claim, or a Response Action under common law or any Environmental Law or permit issued thereunder; (c) causes a significant public health effect; or (d) creates a nuisance, Tenant shall, in any and all such occurrences, and at its sole cost and expense, promptly take all applicable action in Response.

        22.8. Tenant shall indemnify, defend and hold harmless Landlord, its beneficiary, managing agents and Mortgagees from all Claims arising from or attributable to any breach by Tenant of any of its warranties, representations or covenants in this Article XXII. Tenant's obligations hereunder shall survive the expiration or earlier termination of this Lease.

        22.9.   (a)     Landlord represents, warrants and covenants to Tenant
        that, to the best knowledge of Landlord, (i) before the date of this Lease, no Hazardous Materials were Released on, to or from the Premises in violation of Environmental Laws; (ii) the Premises as of the date of this Lease, do not contain any Hazardous Materials in violation of any Environmental Laws; and (iii) the Premises were not used before the date of this Lease as a landfill, a garbage or waste dump, or a cemetery or burial ground. Landlord further represents, warrants and covenants that it has no knowledge of any material facts which could adversely affect the value or Tenant's proposed use of the Premises.
        As used herein, the knowledge of Landlord means the knowledge of Landlord. Landlord's beneficiary or any of the general partners of Landlord's beneficiary. Landlord further represents, warrants and covenants that its knowledge is based solely on the report commissioned by Landlord from Precision Energy Systems, Inc. dated December 20,
        1988 and that certain letter from Converse Environmental East dated November 3, 1988 (collectively the "Report"), as provided to Tenant. Landlord represents, warrants and covenants that it knows of no environmental conditions or Hazardous Materials existing on the Premises as of the date of this Lease, other than those contained within the Report, or of any facts which would render the Report unsound, inaccurate or incomplete.

                (b) Landlord shall indemnify, defend and hold harmless Tenant from all Claims (a) arising from or attributable to any breach by Landlord of any of its representations, warranties or covenants in this Article XXII, and (b) relating to any Hazardous Material whose existence on the Premises predates the date of this Lease and which was defined under Environmental Laws as a Hazardous Material on or before the date of this Lease: provided, however, that the obligation for indemnification under this Paragraph 22.9(b) shall not apply to any Hazardous Material whose existence is disclosed in written environmental reports and studies (including the Report) provided to or commissioned by Tenant before the date of this Lease or whose existence Tenant had actual knowledge of on or before the date of this Lease. Landlord's obligation for indemnification under this Paragraph 22.9(b) shall survive expiration or earlier termination of this Lease, but shall terminate upon Tenant's exercise of its option to purchase the Premises as provided herein. The general partners of Landlord's beneficiary shall execute and deliver to Tenant a guarantee of Landlord's obligations pursuant to this Paragraph 22.9(b) within ten
        (10) days from the date of this Lease, which guarantee shall be in form and content reasonably satisfactory to Tenant.

                (c) In the event Tenant does not exercise its option to purchase the Premises, Landlord shall indemnify, defend and hold harmless Tenant form all Claims relating to any Hazardous Materials Released on, to or from the Premises after the expiration or earlier termination of this Lease by persons other than Tenant or its employees, agents, contractors or subcontractors. Landlord's obligation for indemnification under this Paragraph 22.9(c) shall survive expiration or earlier termination of this Lease. The general partners of Landlord's beneficiary shall execute and deliver to Tenant a guarantee of Landlord's obligations pursuant to this Paragraph 22.9(c) within ten (10) days from the date of this Lease, which guarantee shall be in form and content reasonably satisfactory to Tenant.

                (d) Landlord further represents, warrants and covenants that its construction activities on the Premises during the Term (including any Renewal Term) shall be conducted in compliance with Environmental Laws and that Landlord shall promptly Respond to any Release by Landlord or its employees, agents, contractors or subcontractors that is not in compliance with Environmental Laws.

        22.10. In the event Tenant exercises its option to purchase the Premise, Tenant shall indemnify, defend and hold harmless Landlord, its beneficiary, managing agents and Mortgagees from all Claims relating to any Hazardous Materials Released onto or from the Premises (a) before the commencement of the Term whose existence was disclosed in written environmental reports and studies (including the Report) provided to or commissioned by Tenant before the date of this Lease, or whose existence Tenant had actual knowledge of on or before the date of this Lease, or (b) after the commencement of the Term (including any Renewal Term) except for matters for which Landlord is responsible pursuant to Paragraphs 22.9 (a) and (b).

                                 ARTICLE XXIII

                              CANCELLATION OPTION

        23.1. Tenant shall have the option to cancel and terminate this Lease as of the last day of the sixtieth (60th) complete calendar month of the original Term; provided, however, that in order to effectively exercise said option. Tenant shall (a) deliver written notice thereof to Landlord on or prior to the last day of the fifty first (51st) complete calendar month of the original Term; and (b) remit to Landlord on or before the first day of the sixtieth (60) complete calendar month of the original Term, concurrently with Tenant's remittance of the installment of Monthly Base Rent and any other sums due and payable by Tenant on said date, the sum of Seven Hundred Fifty Thousand Dollars ($750,000.00), and (ii) the unamortized portion of excess Costs payable by Tenant pursuant to Paragraph 2.1, whereupon this Lease shall terminate.

        23.2. Tenant may only exercise said option to cancel and terminate, and an exercise thereof shall only be effective if, at the time of Tenant's exercise of the option and as of the proposed termination date, this Lease is in full force and effect and no event which, with the passage of time or giving of notice, or both, would constitute an Event of Default, is then outstanding; provided, however, that Tenant shall have the right to exercise said option if Tenant is prosecuting the curing of a default in accordance with the applicable provisions of this Lease.

                                  ARTICLE XXIV

                                 RENEWAL OPTION

        24.1. Subject to the provisions hereinafter set forth in this Article XXIV, Landlord hereby grants Tenant the option to extend the Term on the same terms, conditions and provisions as contained herein, except as otherwise provided herein, for two (2) periods of five (5) years each (the "First Renewal Term" and the "Second Renewal Term", as applicable; collectively, the "Renewal Terms"). The First Renewal Term shall commence on the day following the last day of the Term and shall expire on the last day of the sixtieth (60th) complete calendar month thereafter. The Second Renewal Term shall commence on the day following the last day of the First Renewal Term and shall expire on the last day of the sixtieth (60th) complete calendar month thereafter.

        24.2. Said options to renew shall be exercisable by written notice from Tenant to Landlord of Tenant's election to exercise same, given not later than twelve (12) months prior to the expiration of the original Term or the First Renewal Term, as applicable. If Tenant fails to exercise its option to renew for the First Renewal Term in a timely manner, Tenant's rights under this
Article XXIV shall cease and terminate and its rights to occupy and possess the Premises shall expire on the last day of the original Term; if Tenant fails to exercise its option to renew for the Second Renewal Term in a timely manner, Tenant's rights under this Article XXIV shall cease and terminate and its right to occupy and possess the Premises shall expire on the last day of the First Renewal Term.

        24.3. Tenant may only exercise said options to renew, and an exercise thereof shall only be effective if, at the time of Tenant's exercise of the option and on the commencement date of the applicable Renewal Term, this Lease is in full force and effect and no event which, with the passage of time or giving of notice, or both, would constitute an Event of Default, is then outstanding; provided, however, that Tenant shall have the right to exercise said option if Tenant is prosecuting the curing of a default in accordance with the applicable provisions of this Lease.

        24.4. (a) Base Rent during the Renewal Terms shall be equal to the greater of (i) the Base Rent in effect during the month immediately preceding the

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
        commencement of such Renewal Term and (ii) 95% of the Market Rent in effect on the commencement date of such Renewal Term. For the purposes of this Article XXIV, the term "Market Rent" shall mean the average rental rate being offered by landlords for triple net leases of property of similar size and utility to the Premises in the general vicinity of the Premises.

                (b) The determination of Base Rent for the Renewal Terms, as provided herein, shall be effectuated by Landlord, who shall notify Tenant of same as soon as commercially possible after the Market Rent is available. The determination shall be subject to verification by Tenant.

        24.5. Tenant shall not have any option to extend the term of this Lease beyond the expiration of the Second Renewal Term.

        24.6. All references to the "Term" of this Lease shall be deemed to include the Renewal Terms, where the context so requires.

                                  ARTICLE XXV
                                PURCHASE OPTION

        25.1. In consideration of the mutual covenants contained herein, Landlord hereby grants to Tenant the option to purchase the Premises (except such portion as may theretofore have been taken by eminent domain; the Premises, less the portion so taken, shall, for purposes of this Article XXV, be referred to as the "Premises") described on Exhibit A attached hereto, including the Land, the Building, the Improved Space and all alterations, additions and improvements, fixtures and equipment as of the last day of the sixtieth (60th) complete calendar month of the original Term in accordance with the terms and provisions set forth in this Article XXV. Said option to purchase shall be exercisable by written notice from Tenant to Landlord of Tenant's election to exercise same, given not later than the last day of the fifty first
(51st) complete calendar month of the original Term. If Tenant fails to exercise said option to purchase in a timely manner, Tenant's rights under this
Article XXV shall cease and terminate.

        25.2. Tenant may only exercise said option to purchase, and the exercise thereof shall only be effective if, at the time of Tenant's exercise of the option and on the closing date of the purchase and sale of the Premises, this Lease is in full force and effect and no event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, is then outstanding; provided, however, that Tenant shall have the right to exercise said option if Tenant is prosecuting the curing of a default in accordance with the applicable provisions of this Lease.

        25.3. The purchase price of the Premises shall be Eleven Million Seven Hundred Fifty Seven Thousand Three Hundred Eighteen Dollars ($11,757,318.00). Tenant shall have the option to acquire Landlord's interest in the Premises subject to any Mortgage in existence at such time, subject to the prior written consent of, and in accordance with any requirements of, the respective Mortgagees, in which event Tenant shall receive a credit against the purchase price payable at closing in the amount of the outstanding principal balance and any accrued and unpaid interest under such Mortgage as of the date of closing.

        25.4. Except as provided in Paragraph 25.6 or Paragraph 25.7(b) below for termination of the option to purchase, Tenant's notice of exercise of the option to purchase the Premises shall constitute the binding and irrevocable commitment of Tenant to purchase the Premises and Landlord shall thereby become irrevocably bound to sell the Premises to Tenant.

        25.5. The closing shall take place at the offices of the Title Company (as defined herein) or at any other location mutually agreeable to the parties. The sale shall be closed through an escrow with the Title Company, and the parties shall cause standard deed and money escrow instructions to be issued to the Title Company, with such additional terms as are necessary to consummate the contemplated sale and which are reasonably satisfactory to Landlord and Tenant. As a condition precedent to Tenant's acquisition of the Premises, Tenant shall satisfy in full any and all monetary obligations then due and owing by Tenant to landlord hereunder.

        25.6. The purchase price shall be payable to Landlord at the closing by wire transfer of federal funds, upon delivery of the deed to Tenant (or its designee or assignee) and performance of Landlord's other obligations set forth herein. The conveyance of the Premises shall be made by a recordable Trustee's Deed which shall convey good and marketable title thereto in fee simple to Tenant (or its designee or assignee), subject only to (i) covenants, conditions, building lines and restrictions of record; (ii) private, public and utility easements and roads and highways, if any; (iii) general real estate taxes and special assessments; (iv) liens and encumbrances existing on the date hereof or caused, created or consented to by Tenant or made pursuant to the provisions of this Lease; (v) liens and encumbrances not caused or created by Landlord which are reasonably acceptable to Tenant; (vi) intentionally omitted; (vii) any on-going condemnation proceedings or takings by governmental authority; provided, however, that if the ultimate resolution thereof would entitle Tenant to terminate this Lease pursuant to Article XV above, Tenant shall have the right to rescind its election to purchase the Premises upon written notice thereof to Landlord within fifteen (15) days of its receipt of notification of said proceedings, in which event Tenant's rights under this Lease shall be governed by the terms and provisions of this Lease other than this Article XXV; (viii) intentionally omitted; or (ix) liens, encumbrances and other matters of title over which the title insurer is willing to insure at standard rates (collectively, the "Permitted Title Exceptions").

        25.7. If the option is exercised by Tenant as aforesaid, Landlord shall deliver to Tenant, not later than forty five (45) days after Landlord's receipt of Tenant's written notice as required in Paragraph 25.1 above, as evidence of Landlord's good and marketable title in and to the Premises, a commitment for an owner's title insurance policy (the "Title Commitment") in the aggregate amount of the purchase price from a title insurance company (the "Title Company") reasonably acceptable to Tenant which insures against marketability of title, together with an extended coverage endorsement, the cost of said endorsement to be paid for by Tenant. The Title Commitment shall name Tenant as the proposed insured, subject only to (i) the Permitted Title Exceptions; and
(ii) other title exceptions pertaining to liens or encumbrances of a definite or ascertainable amount which may be removed at the closing by the payment of money and which Landlord shall so remove or cause to be removed concurrently with the closing.

                (a) At least ten (10) days, but not more than twenty (20) days, prior to the anticipated closing date, Landlord shall deliver to Tenant
        (i) a later dated commitment for an owner's title insurance policy (the "Date Down Commitment"), in the form required of the original Title Commitment, effective as of a date not earlier than thirty (30) days prior to the anticipated closing date, in the form required for the original Title Commitment, and (ii) a survey of the Premises, dated not more than thirty (30) days prior to the date of delivery thereof, complying with Illinois land survey standards, prepared by a licensed Illinois land surveyor in accordance with the survey standards of the American Land Title Association, showing the location of all improvements on the Premises, showing all improvements thereon to be within the lot lines, showing no encroachment of buildings or other improvements onto or from adjoining properties, showing compliance with all set back lines and showing non-interference with all easements of record.

                (b) If the Date Down Commitment, or the recorded documents referred to therein, disclose defects ("title defects") other than the exceptions set forth in clauses (i) and (ii) of Paragraph 25.8 above, or if the Survey discloses matters that render the title unmarketable or encroachments onto or from adjoining properties or onto easements or set back lines ("survey defects"), Landlord shall have thirty (30) days from date of delivery of the Date Down Commitment to cure such title and/or survey defects or to have the Title Company commit to insure against loss or damage that may be occasioned by such title and/or survey defects, and if this is not done, Tenant may terminate the option to purchase or may elect, upon written notice thereof to Landlord with ten (10) days after the expiration of the thirty (30) days period, to take title as it then is with the right to deduct from the purchase price liens or encumbrances of a definite or ascertainable amount. If Tenant does not so elect, Tenant's exercise of the option to purchase shall become null and void and be terminated without further action of the parties.

                (c) At the time of closing, Landlord shall deliver (or cause to be delivered) to Tenant or Tenant's designee, the following:

                  (i) A duly executed, acknowledged, recordable Trustee's Deed conveying good and marketable title to the Premises to Tenant.

                 (ii) A completed Real Estate Transfer Declaration in the form required by the Illinois Real Estate Transfer Tax Act and any declaration required to meet other requirements as established by any county and local ordinance with regard to a transfer or transaction tax.

                (iii) An ALTA Owner's title insurance policy issued by the Title Company which insures marketability of the title to the Premises, with extended coverage, in the full amount of the Purchase Price, subject only to the Permitted Exceptions.

                 (iv)  ALTA Loan and Extended Coverage Statement.

                  (v) A Closing Statement in form and substance reasonably satisfactory to Tenant itemizing the respective credits and debits to each of the parties.

                 (vi) An affidavit of compliance with Section 1445 of the U.S. Internal Revenue Code.

                (vii)  A "Gap" Undertaking to the Title Company.

               (viii) All other documents which may reasonably be required in order to consummate the sale contemplated by this Lease.

               (d) At the time of closing, Tenant shall deliver (or cause to be delivered) to Landlord, the following documents;

                  (i)  ALTA Loan and Extended Coverage Statement.

                 (ii)  The purchase price by federal funds wire transfer.

                (iii)  The Real Estate Transfer Declarations.

                 (iv)  The Closing Statement.

                  (v)  A "Gap" Undertaking to the Title Company.

                 (vi) All other documents which may reasonably be required in order to consummate the sale contemplated by this Lease.

               (e) Landlord shall pay the title insurance policy premium, the cost of the survey, all transfer taxes, documentary stamps and similar taxes, excepting only any transfer tax which may be imposed by the Village of Bloomingdale, one-half of the escrow fees, fees for recording releases of mortgages and other documents to clear Landlord's title and the cost of delivering title to the Premises to Tenant in the condition required by this Article XXV.

               (f) Tenant shall pay the cost of any endorsements which Tenant requests be attached to the title insurance policy (including the cost of any extended coverage endorsement), any transfer tax which may be imposed by the Village of Bloomingdale, one-half of the escrow fees and fees for recording and filing all documents other than those specified in paragraph (e) above.

               (g) Landlord and Tenant shall each be solely responsible for the fees of their respective attorneys' accountants, consultants and other professionals.


        25.8. Upon conveyance of title and payment of purchase price, as provided in this Article XXV, this Lease and Tenant's obligations as Tenant hereunder to Landlord, except obligations which shall have theretofore accrued and remain unsatisfied, shall terminate and Landlord's obligations as Landlord hereunder to Tenant, except obligations which shall have theretofore accrued and remain unsatisfied, shall terminate.

        25.9. Since, pursuant to the terms and conditions of this Lease, Tenant is responsible for all Taxes and expenses applicable to the Premises other than debt service due and payable in accordance with the Mortgage, if any, no prorations are required or appropriate except for Rent payable hereunder (or debt service due and payable under any Mortgage. If Tenant purchases the Premises subject thereto), and which shall be prorated between Landlord and Tenant as of the date of closing. Additionally, Tenant shall pay to Landlord at closing all Additional Rent, exclusive of any components thereof which are paid to third parties by Tenant, that has accrued in accordance with this Lease and remains unpaid.

        25.10. It is understood that the Premises shall be sold in "AS IS" condition and any and all warranties relating thereto shall be and are hereby disclaimed by Landlord.

        25.11. During the period that the option to purchase remains in effect, Landlord shall not convey title to any party other than Tenant unless such conveyance shall be made expressly subject to this option to purchase.

                                  ARTICLE XXVI

                              INTENTIONALLY DELETED


                                 ARTICLE XXVII

                            MISCELLANEOUS PROVISIONS

        27.1. Upon prior notice to Tenant, Tenant agrees to permit Landlord and its authorized representatives to enter upon the Premises at all reasonable times during ordinary business hours, subject to Tenant's security requirements, for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body, or pursuant to Article XII of this Lease. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Premises all necessary materials, tools and equipment, but Landlord shall not interfere with Tenant's business or Tenant's use, occupancy, possession or enjoyment of the Premises. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant (other than as a result of Landlord's negligence or willful misconduct) by reason of making repairs or the performance of bringing material, supplies and equipment into, upon or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

        27.2. Landlord is hereby given the right during usual business hours at any time during the Term, upon prior notice to Tenant, to enter upon the Premises, subject to Tenant's security regulations, and to exhibit the same for the purpose of mortgaging or selling the same. During the final nine (9) months of the Term, First Renewal Term or Second Renewal Term, as applicable, or when Tenant is in default, Landlord shall be entitled to display on the Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Premises are for rent or sale and suitably identifying Landlord or its agent.

        27.3. (a) To the fullest extent allowed by law, Tenant shall at all times indemnify, defend and hold Landlord, its beneficiaries, managing agents and Mortgagees harmless from and against any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management, or from any work or things whatsoever done upon the Premises (except to the extent arising out of Landlord's, its beneficiary's or its managing agent's willful misconduct or negligence), and will further indemnify, defend and hold Landlord, its beneficiaries, managing agents and Mortgagees harmless against and from any and all claims arising during the Term from any condition of the Improvements, except for conditions which are the responsibility of Landlord, or the Premises, or of any passageways or space therein, or arising from any act or neglect of Tenant, its agents, servants, employees, licensees, or contractors, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the Term upon the Premises, and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, at Landlord's option, covenants to defend such action or proceeding. Tenant's obligations under this Paragraph 27.3 shall be insured by contractual liability endorsement on Tenant's policies of insurance required under the provisions of Paragraph 7.2 hereof. Tenant's obligations hereunder shall survive the expiration or termination of this Lease.

                (b) To the fullest extent allowed by law, Landlord shall at all times indemnify, defend and hold Tenant harmless against and from any and all claims by and on behalf of any person or persons, firm or firms, corporation or corporations, for or on account of injury to person, including death, or damage to property but only if and to the extent proximately caused by the willful misconduct or negligence of Landlord or its managing agent, and from and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in and about any such claim or action or proceedings brought thereon, and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, at Tenants option, covenants to defend such action or proceeding.

        27.4. All notices, demands and requests which may be or are required to be given, demanded or requested by either party to the other shall be in writing. All notices, demands and requests by Landlord to Tenant shall be delivered personally or shall be sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to:

                                        Corporate Real Estate Department
                                        Motorola, Inc.
                                        1303 East Algonquin Road
                                        Schaumburg, Illinois 60196


or at such other place as Tenant may from time to time designate by written notice to Landlord.

        All notices, demands and requests by Tenant to Landlord shall be delivered personally or shall be sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord in care of:

                                        Hiffman Shaffer Anderson, Inc.
                                        118 South Clinton Street
                                        Suite 700
                                        Chicago, Illinois 60606
                                        Attention: Mr. John E. Shaffer

        With a copy to:                 Harold B. Pomerantz, Esq.
                                        Rudnick & Wolfe
                                        203 North LaSalle Street
                                        Suite 1800
                                        Chicago, Illinois 60601

or at such other place as Landlord from time to time may designate by written notice to Tenant. Notice, demands and requests which shall be served upon Landlord by Tenant, or upon Tenant by Landlord, in the manner aforesaid, shall be deemed to be sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be personally delivered, or if mailed, within three (3) business days from the date same is deposited with the United States Postal Service, as evidenced by the postal receipt.

        27.5. Landlord covenants and agrees that Tenant, upon paying the Rent and upon observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Premises (subject to the provisions of this Lease) during the Term without hindrance or molestation by Landlord or by any person or persons claiming by, through, against or under Landlord.

        27.6. The term "Landlord", as used in this Lease so far as covenants or obligations on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance where the successor to Landlord is bound by the terms of this Lease, the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (provided, however, that no conveyance or transfer shall relieve or free the then grantor of any liability accrued or existing prior to or at the time of the transfer or conveyance), provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership. Nothing herein contained shall be construed as relieving, or shall relieve, Landlord of its obligations under Article II above. Landlord covenants that no conveyance, transfer, assignment by or other change of interest of Landlord in the Premises, whether recorded or unrecorded, shall be binding upon Tenant unless and until Tenant shall be actually notified thereof, and, other than as provided elsewhere in this Lease, in no event shall such conveyance, transfer, assignment or other change of interest affect this Lease or any renewal or purchase option of Tenant hereunder or any liability of Landlord accrued prior to or existing at the time of such conveyance, transfer, assignment or other change of interest.

        27.7. Tenant and Landlord (to the extent applicable to Landlord) shall, each without charge at any time and from time to time, within twenty (20) days after written request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any Mortgagee, assignee of a Mortgagee, proposed Mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Premises;

                (a) That this Lease is unmodified and in full force and effect, (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications);

                (b) The dates to which the Base Rent or Additional Rent have been paid in advance;

                (c) Whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease upon the part of Landlord or Tenant, as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same);

                (d) Whether or not Tenant has made any advancements to or on behalf of Landlord for which it has the right to deduct from, or offset against, future Rent payments;

                (e) All Improvements have been completed by Landlord in accordance with the Final Plans, if such be the fact;

                (f) Tenant has accepted the Premises and is in full and complete possession thereof, if such be the fact; and

                (g) Such other factual statements which are within Tenant's knowledge as Landlord or any Mortgagee may reasonably request.

It is the intention of the parties hereto that any statement delivered pursuant to this Paragraph 27.7 may be relied upon by any of such parties dealing with Landlord, Tenant or the Premises.

        27.8. Tenant shall, upon the execution and delivery hereof by Tenant, without charge to Landlord, and from time to time thereafter within thirty (30) days after written request by Landlord, deliver to Landlord, in connection with any proposed sale or mortgage of the Premises, the following instruments and documents:

                (a) Certificate of Good Standing in the State of Delaware and in the State of Illinois issued by the appropriate state authority and bearing a current date.

                (b) Intentionally Omitted.

                (c) An opinion of Tenant's counsel that this Lease has been duly authorized and is valid and binding upon Tenant.

                (d) Intentionally Omitted.

        27.9. Concurrently with the commencement of the Term, the parties hereto agree to execute and deliver to each other a memorandum of lease, in recordable form, setting forth the following:

                (a) The date of this Lease:

                (b) The parties to this Lease;

                (c) The Term of this Lease, including the Renewal Terms;

                (d) The legal description of the Premises;

                (e) Tenant's option to purchase the Premises; and

                (f) Such other matters reasonably requested by Landlord or Tenant to be stated therein.

        27.10. If any covenant, condition, provision, term or agreement of this Lease shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease shall be valid and in force to the fullest extent permitted by law; provided, however, that if, as a result of any such invalidity or unenforceability, Tenant is deprived of any material rights, benefits, privileges or options hereunder, Landlord and Tenant shall, in good faith, attempt to negotiate a reasonable resolution with respect to said deprivation. This Lease shall be construed and be enforceable in accordance with the laws of the State of Illinois.

        27.11. The covenants and agreements herein contained shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and Tenant and its permitted successors and permitted assigns.

        27.12. The caption of each article of this Lease is for convenience and reference only, and in no way defines, limits or describes the scope or intent of such article or of this Lease.

        27.13. This Lease does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

        27.14. This Lease contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by duly authorized representatives of the parties hereto.

        27.15. There shall be no merger of this Lease or the leasehold estate created by this Lease with any other estate or interest in the Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (a) this Lease or the leasehold interest created by this Lease or any interest therein, and (b) any such other estate or interest in the Premises or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease or the leashold estate created hereby, and (2) any such other estate or interest in the Premises or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

        27.16. No surrender to Landlord of this Lease or of the Premises, or any portion thereof, or any interest therein, prior to the expiration of the Term (or any Renewal Term, if applicable) or other termination shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by all Mortgagees, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by landlord consented to by all Mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

        27.17. All obligations of Landlord and Tenant, monetary or otherwise (together with interest on monetary obligations at the Maximum Rate of interest accruing prior to the expiration of the Term shall survive the expiration or earlier termination of this Lease.

        27.18. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

        27.19. Each party represents and warrants to the other that it has directly dealt with and only with Mesirow Realty Brokerage and Hiffman Shaffer Anderson, Inc., Chicago, Illinois (whose commissions shall be paid by Landlord pursuant to separate agreement) as brokers in connection with this Lease and agrees to indemnify and hold the other party, its beneficiaries, managing agents and Mortgagees harmless from all losses, damages and liabilities, claims, liens, costs and expenses, including, without limitation, reasonable attorneys' fees, arising from any claims or demands of any other broker or brokers, salespersons or finders for any commission or fee alleged to be due such other broker or brokers, salespersons or finders claiming to have dealt with the indemnifying party in connection with this Lease.

        27.20. To the extent either party indemnifies and agrees to defend the other under the terms of this Lease, the indemnifying party shall have the right to select counsel to undertake such defense, which counsel shall be reasonably acceptable to the indemnified party.

        27.21. As used herein, the term "Maximum Rate of Interest" shall mean the annual rate of interest equal to the rate of interest announced from time to time by The First National Bank of Chicago, Chicago, Illinois, as its "Corporate Base Rate", plus two percent (2%) (or any successor rate of interest selected by Landlord), unless a lesser rate shall then be the maximum rate of interest permissible by law, in which event said lesser rate shall be charged.

        27.22. As used herein, the term "Force Majeure Event" shall mean any event whereby the party hereto who is obligated or required to perform any act shall be delayed or hindered in or prevented from the performance of any act required hereunder by reasons of acts of God, strikes, lockouts, labor troubles, inability to procure construction materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease; and in any such event, the performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

        27.23. In the event of litigation between Landlord and Tenant to enforce any provision of this Lease, the unsuccessful party shall pay to the successful party all costs and expenses incurred in connection with said litigation, including reasonable attorneys' fees.

        27.24. If Landlord shall breach or otherwise fail to perform any term, covenant, condition or agreement contained in this Lease and if such breach or failure to perform shall continue for a period of thirty (30) days after the receipt by Landlord of written notice thereof from Tenant, or in the event such a breach or failure to perform cannot, with due diligence and in good faith, be cured within thirty (30) days, and Landlord fails to proceed promptly and with due diligence and in good faith to commence the cure of same within said thirty
(30) day period and thereafter to prosecute the curing of such default with due diligence and in good faith, Tenant shall have the right to (a) sue Landlord for damages, and (b) pursue any other remedy available at law or in equity.

                                 ARTICLE XXVIII

                             EXCULPATORY PROVISIONS

        It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, environmental indemnities, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, environmental indemnities, covenants, undertakings and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, environmental indemnities, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of its beneficiaries, or any of the agents or representatives of said beneficiaries), Tenant shall look solely to the interests of such landlord in the Premises; and this Lease is executed and delivered by Landlord not in its own right, but solely in the exercise of the powers conferred upon it as Trustee; that no Landlord which is a land trust or any of its beneficiaries shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, individually or personally, or against any of its beneficiaries or any of the beneficiaries under any land trust which may become


                                  42.5
the owner of the Premises or any portion thereof or interest therein on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implied, all such personal liability, if any, begin expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed as of the day and year first above written.

TENANT:                                 LANDLORD:

MOTOROLA, INC.,                         AMERICAN NATIONAL BANK AND
a Delaware corporation                  TRUST COMPANY OF CHICAGO, not
                                        individually, solely as Trustee as
                                        aforesaid

By: /s/                                 By: /s/
   ---------------------------             --------------------------------
   Its: Senior Vice President              Its: Second Vice President
        and General Manager


ATTEST:


By: /s/
   ---------------------------

   Its: Assistant Secretary

(Corporate Seal)

                            FIRST AMENDMENT TO LEASE

        This First Amendment to Lease (the "First Amendment") is made and entered into as of this 30th day of June, 1990 by and between American National Bank and Trust Company of Chicago, not individually, but solely as Trustee under Trust Agreement dated December 28, 1988 and known as Trust No. J06990-07 ("Landlord"), and Motorola Microwave, a Delaware partnership (the "Tenant"), successor in interest to Motorola, Inc., a Delaware corporation ("Motorola"):
                              W I T N E S S E T H:

        WHEREAS, Landlord and Motorola entered into that certain Lease dated as of October 27, 1989 (the "Lease") whereby Landlord agreed to lease to Tenant, and Tenant agreed to lease from Landlord, that certain parcel of real property legally described in the Lease (the "Land");

        WHEREAS, Motorola assigned, transferred and conveyed to Tenant its leasehold estate created by and under the Lease pursuant to that certain Assignment and Assumption Agreement dated December 31, 1989 between Motorola and Tenant, and consented to by Landlord; and

        WHEREAS, Landlord is obtaining a permanent loan (the "Loan") from Hartford Life Insurance Company, a Connecticut corporation ("Hartford") to be secured, in part, by a mortgage on the Land;

        WHEREAS, pursuant to Section 17.5 of the Lease, Tenant agreed to execute and deliver any amendment to the Lease reasonably required by any mortgagee of the Land;

        WHEREAS, as a condition to making the Loan, Hartford desires certain changes to the Lease; and

        WHEREAS, Landlord and Tenant desire to enter into this First Amendment in order to set forth the agreements and understandings of Landlord and Tenant as set forth hereinbelow.

        NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein set forth and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. The foregoing preambles are hereby incorporated herein by this reference as it set forth fully herein. All initially capitalized terms not specifically defined herein shall have the meanings ascribed to said terms in the Lease.

        2. In the tenth (10th) and eleventh (11th) lines of Section 14.1 of the Lease, the words "if any" are inserted between the words "proceeds" and "being".

        3. In the eleventh (11th) line of Section 14.1 of the Lease, the words "by Landlord or any Mortgagee" are inserted between the words "available" and "to".

        4. In the eighth (8th) line of Section 27.24 of the Lease the following language is inserted between the words "right" and "to":

             "subject to its having complied with, and the rights of any Mortgagee under, Section 17.2 hereof.".

        5. This First Amendment may be executed in one or more counterparts and all such counterparts shall constitute one First Amendment that is binding on the parties hereto, notwithstanding that all of said parties are not signatories to the original or same counterpart.

        6. Except as specifically amended and modified by this First Amendment, the Lease shall remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this First Amendment, the terms of this First Amendment shall govern and control.

        IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.

                                LANDLORD:

                                AMERICAN NATIONAL BANK AND
                                TRUST COMPANY OF CHICAGO, not
                                individually but solely as Trustee, as
                                aforesaid

                                By:  /s/
                                   ------------------------------------
                                   Name:
                                          -----------------------------
                                   Its:
                                          -----------------------------

                                TENANT:

                                MOTOROLA MICROWAVE,
                                a Delaware partnership

                                By: /s/ RONALD W. SMITH
                                   ------------------------------------
                                   Name:  Ronald W. Smith
                                          ----------------------------
                                   Its:   Vice President and Assistant
                                          General Manager

                           SECOND AMENDMENT TO LEASE

        This Second Amendment to Lease (the "Second Amendment") is made and entered into as of this 30th day of June, 1994 by and between American National Bank and Trust Company of Chicago, not personally, but solely as Trustee under Trust Agreement dated December 28, 1988 and known as Trust No. 106990-07 ("Landlord") and California Microwave-Telecom Transmission Systems, Inc., a Delaware corporation ("Tenant"), the successor in interest to Telesciences Transmissions Systems, Inc., a Delaware corporation ("Telesciences"), which such entity was the successor in interest to Motorola Microwave, a Delaware partnership ("Motorola Microwave"), which such entity was the successor in interest to Motorola, Inc., a Delaware corporation ("Motorola").

                              W I T N E S S E T H:

        WHEREAS, Landlord and Motorola, as tenant, entered into that certain Lease (the "Lease") dated as of October 27, 1989, pursuant to which Landlord agreed to lease to Motorola and Motorola agreed to lease from Landlord, that certain parcel of real property consisting of approximately 7.72 acres and commonly known as 171 Covington Drive in Covington Corporate Center, Bloomingdale, Illinois, as legally described in the Lease and as improved with a building containing 110,063 square feet of office, light manufacturing, assembly and warehouse space (the real estate and improvements are collectively referred to as the "Premises"); and

        WHEREAS, Motorola assigned, transferred and conveyed to Motorola Microwave all of Motorola's leasehold estate created by and under the Lease pursuant to that certain Assignment and Assumption Agreement dated December 31, 1989 by and between Motorola and Motorola Microwave and consented to by Landlord; and

        WHEREAS, the Lease was amended by that certain First Amendment to Lease dated as of June 30, 1990 by and between Motorola Microwave and Landlord and was also modified on August 15, 1990 by that certain letter agreement by such parties (the Lease, as amended, is collectively referred to as the "Lease"); and

        WHEREAS, Telesciences, as successor in interest to Motorola Microwave, assigned, transferred and conveyed to CMI Sub, Inc., a Delaware corporation ("CMI Sub") all of Telesciences' leasehold estate created by and under the Lease pursuant to that certain Assignment and Assumption of Lease Agreement dated October 13, 1993 by and between Telesciences and CMI Sub and consented to by Landlord; and

        WHEREAS, Tenant, as successor in interest to CMI Sub, and Landlord desire to extend to term of the Lease and to otherwise modify the Lease upon the terms, provisions and conditions hereinafter set forth;

        NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration the receipt, adequacy and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. The recitals set forth above are hereby incorporated herein by this reference as if set forth below in full. Unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the same meanings as are ascribed thereto in the Lease.

        2. The first grammatical paragraph of Section 1.2 of the Lease is hereby deleted in its entirety and the following paragraph is inserted in lieu thereof:

           "1.2. The term hereof (the "Term") shall commence on July 1, 1994 (the "Commencement Date") and shall expire on June 30, 2009 (the "Expiration Date")."

        3. Article II (Construction of Improvements) of this Lease is hereby deleted in its entirety.

        4. Section 3.1 of the Lease is hereby amended to provide for the payment of Base Rent and Monthly Base Rent during the Term (as revised in Paragraph 2 hereinabove of this Second Amendment) of this Lease and, accordingly, Section 3.1 of the lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "3.1. Tenant covenants to pay annual base rent ("Base Rent") during the Term in equal monthly installments ("Monthly Base Rent") in the amounts set forth below, in advance on the first day of each and every calendar month during the Term, and at the same rate prorated for fractions of a month if the Commencement Date occurs on any day other than the first day of a calendar month or the Term ends on any day other than the last day of a calendar month. Base Rent and Monthly Base Rent shall be payable in the following amounts:


                                           MONTHLY             BASE RENT
               MONTH                      BASE RENT            (ANNUAL)
               -----                      ---------            ---------
           1 through 60................  $71,082.35          $  852,988.25
           61 through 120..............   81,630.06             979,560.70
           121 through 180.............   93,553.55           1,122,642.60

           Such Base Rent and Monthly Base Rent shall be the only Rent due under this Lease except for the Additional Rent due thereunder as provided at Section 3.2(a) of the Lease."

        5. Section 23.1 of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "23.1. In the event, and only in the event, that Tenant is relocating its business operations to a location other than the States of Illinois, Indiana or Wisconsin, Tenant shall have the option to cancel and terminate this Lease as of the last day of the seventy second (72nd) complete calendar month of the Term (the "Lease Cancellation Date") provided, however, that in order to effectively exercise said option, Tenant shall (a) deliver written notice thereof to Landlord on or prior to two hundred seventy (270) days prior to the Lease Cancellation Date, and (b) (i) remit to Landlord on or before the first day of the seventy second (72nd) complete calendar month of the Term, concurrently with Tenant's remittance of the installment of Monthly Base Rent and any other sums due and payable by Tenant on said date, the sum of Seven Hundred Twenty Five Thousand Dollars ($725,000.00). In the event that Tenant has not elected to exercise its option to cause the Lease to be cancelled as of the Lease Cancellation Date, Tenant shall have the option to cancel and terminate the Lease as of the last day of the one hundred thirty second (132nd) complete calendar month of the Term (the "Second Lease Cancellation Date") provided, however, that in order to effectively exercise said option, Tenant shall (a) deliver written notice thereof to Landlord on or prior to two hundred seventy (270) days prior to the Second Lease Cancellation Date, and (b) remit to Landlord on or before the first day of the one hundred thirty second (132nd) complete calendar month of the Term, concurrently with Tenant's remittance of the installment of Monthly Base Rent and any other sums due and payable by Tenant on said date, the sum of Three Hundred Seventy Five Thousand Dollars ($375,000). Upon payment of the amounts required as set forth in this Paragraph 23.1, the Lease shall terminate effective as of the applicable Lease Cancellation Date or Second Lease Cancellation Date."

        6. Section 24.2 of this Lease is hereby amended by deleting the reference to "twelve (12)" in the second line thereof and inserting in lieu thereof "nine (9)".

        7. Section 24.4 of this Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "24.4. Base Rent for the First Renewal Term shall be equal to $1,265,724.50 annually (Base Monthly Rent shall be equal to $105,477.04). Base Rent for the Second Renewal Term shall be equal to $1,469,341 annually (Base Monthly Rent shall be equal to $122,445.08)."

        8. Article XXV (Purchase Option) of this Lease is hereby deleted in its entirety.

        9. Section 27.4 of this Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "27.4. All notices, demands and requests which may be or are required to be given, demanded or requested by either party to the other shall be in writing. All notices, demands and requests by Landlord to Tenant shall be delivered personally or shall be sent by a nationally recognized overnight courier service or by United States registered or certified mail, return receipt requested, postage prepaid, addressed to:

                         California Mircrowave-Telecom Transmission
                         Systems, Inc.
                         c/o California Microwave, Inc.
                         985 Almanor Ave.
                         Sunnyvale, CA 94086
                         Attn: George L. Spillane

           or at such other place as Tenant may from time to time designate by written notice to Landlord.

           All notices, demands and requests by Tenant to Landlord shall be delivered personally or shall be sent by a nationally recognized overnight courier service or by United States registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord in care of:

                             Hiffman Shaffer Associates, Inc.
                             180 North Wacker Drive
                             Suite 500
                             Chicago, Illinois 60606
                             Attention:   Mr. John E. Shaffer and
                                          Mr. E. Thomas Collins, Jr.

           With a copy to:   The Guardian Life Insurance Company of America
                             201 Park Avenue South
                             New York, New York 10003
                             Attention:   Mr. Michael McGoldrick
                                          Real Estate Investment Department
                                          and Karen L. Farnsworth, Esq.
                                          Legal Department
        or at such other place as Landlord from time to time may designate by written notice to Tenant. Notices, demands and requests which shall be served upon Landlord by Tenant, or upon Tenant by Landlord, in the manner aforesaid, shall be deemed to be sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be personally delivered or delivered by such nationally recognized courier service, or if mailed, within three (3) business days from the date same is deposited with the United States Postal Service, as evidenced by the postal receipt."


10. Tenant and Landlord hereby acknowledge and agree that Tenant's obligation to pay Rent during the Term and, if applicable, the First Renewal Term and the Second Renewal Term of this Lease and all other payments to be made by Tenant under this Lease, as well as the full performance and observance by Tenant of all the other terms, covenants, conditions and agreements thereof to be performed and observed by Tenant shall be absolutely and unconditionally guaranteed by California Microwave, Inc., a Delaware corporation, as evidenced by the Guaranty executed by California Microwave, Inc. of even date herewith, an original counterpart of which is attached hereto and made a part hereof.


11. The Lease is hereby amended by adding the following Article XXIX, Right of First Refusal, to read as follows:


                                     "Article XXIX

                                 Right of First Refusal

            In the event at any time during the Term or the First Renewal Term or the Second Renewal Term of this Lease Landlord receives and is prepared to accept a bona fide third party offer (the "Offer") to purchase the Premises and any other improvements located thereon, Landlord shall immediately deliver a copy of the Offer to Tenant ("Offeree") at the address set forth in this Lease, or at such other location designated in writing by Offeree to Landlord. Offeree shall have the right, exercisable within (a) ten (10) business days following Offeree's receipt of the Offer to purchase the Premises identified in the Offer upon the express terms and conditions set forth therein. In the event Landlord is not notified of Offeree's exercise of the right described herein upon the expiration of the applicable time period specified above, or in the event Offeree notifies Landlord that it does not intend to exercise its rights hereunder with respect to the Offer, Offeree shall be deemed to have waived any rights hereunder with respect to the Offer and Landlord shall thereafter have the right to consummate the sale of the Premises pursuant to the Offer. In the event Offeree has waived or is deemed to have waived its rights hereunder but the transaction contemplated in the Offer is not consummated by Landlord and the third party offeror, Offeree's rights hereunder shall be reinstated and shall apply to any subsequent bona fide third party offer received by Landlord thereafter. Notwithstanding the foregoing, Tenant acknowledges and agrees that the terms and provisions of this
            Article XXIX shall become immediately null and void in the event any Mortgagee acquires possession of the Premises in conjunction with proceedings instituted to foreclose its lien, the Premises are sold to a third party at foreclosure sale, or the Premises are conveyed to any Mortgagee pursuant to a deed in lieu of foreclosure or comparable conveyance."

12. In the event of any conflicts between the terms and provisions of the Lease and the terms and provisions of this Second Amendment, the terms and provisions of this Second Amendment shall govern and control.

13. This Second Amendment may be executed in one or more counterparts and all such counterparts shall constitute one and the same Second Amendment binding on all parties hereto, notwithstanding that all of said parties are not signatories to the original or same counterpart.

14. Except as expressly amended or modified herein, all of the terms, conditions, agreements, covenants, representations, warranties and indemnities contained in the Lease shall remain in full force and effect.

15. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

16. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of Landlord, while in form purporting to be the representations, warranties, covenants, undertakings and agreements of Landlord, are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's interest in the Premises to the terms of the Lease and this Second Amendment and for no other purpose whatsoever, and in case of default hereunder by Landlord (or default through, under or by any of its beneficiaries, or agents and representatives of said beneficiaries), Tenant shall look solely to the interests of Landlord in the Premises; that this Second Amendment is executed and delivered by Landlord not in its own right, but solely in the exercise of the powers conferred upon it as Trustee; that neither Landlord nor any of Landlord's beneficiaries shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and no liability or duty shall rest upon Landlord to sequester the trust estate or the rents, issues and profits arising therefrom or the proceeds arising from any sale or other disposition thereof; and that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, said Landlord, individually or personally, but only as Trustee under the provisions of the Trust Agreement establishing the Trust, or against any of the beneficiaries under the Trust Agreement establishing the Trust on account of the Lease and this Second Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in the Lease or in this Second Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming, by through or under Tenant.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first written above.

                                LANDLORD:

                                AMERICAN NATIONAL BANK AND
                                TRUST COMPANY OF CHICAGO, not
                                personally but solely as Trustee as aforesaid


                                By: /s/
                                   ------------------------------------------
                                   Vice President
ATTEST:

/s/
--------------------------
Assistant Secretary


                               TENANT:

                               CALIFORNIA MICROWAVE -
                               TELECOM TRANSMISSION
                               SYSTEMS, INC., a Delaware corporation

                               By: /s/ George L. Spillane
                                  --------------------------------------
                                     Name:  George L. Spillane
                                     Title: Vice-President

ATTEST:

/s/ Douglas Morais
-------------------------------
Name:  Douglas Morais
Title: President

                                    GUARANTY

        FOR VALUE RECEIVED, and in consideration for, and as an inducement to American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated December 28, 1988 and known as Trust Number 106990-07, as Landlord, to enter into the foregoing Lease dated October 27, 1989, as amended by that certain First Amendment to Lease dated as of June 30, 1990, that certain letter agreement dated August 15, 1990, and by that certain Second Amendment to Lease dated as of June 30, 1994 (collectively the "Lease") with Motorola, Inc., a Delaware corporation, and which such tenant's interest in the Lease is now held by California Microwave-Telecom Transmission Systems, Inc., a Delaware corporation, as Tenant, the undersigned hereby absolutely and unconditionally guarantees to Landlord, its successors and assigns, (i) the prompt and full payment of all Rent payable throughout the Term of the Lease, as well as the First Renewal Term and Second Renewal Term, as applicable, including, without limitation, each installment of Monthly Base Rent and Additional Rent, and all other payments to be made by Tenant under the Lease, and the full performance and observance by Tenant of all the other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant, for which the undersigned shall be jointly and severally liable with Tenant, and (ii) the prompt and full payment of any and all costs associated with any reletting of the Premises necessitated by an Event of Default of Tenant under the Lease including, without limitation, any leasing commissions, tenant improvement costs and reasonable attorneys' fees and expenses incurred as a result thereof.

        The undersigned hereby waives any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand. The undersigned agrees that in the event of an Event of Default by Tenant under the Lease, Landlord may proceed against the undersigned before, after or simultaneously with proceedings against Tenant.

        This Guaranty shall not be terminated, affected or impaired in any manner by reason of: (1) the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease; (2) the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise; provided, however, that Guarantor shall have the benefit of and may assert any defenses available to Tenant; (3) the commencement of summary or other proceedings against Tenant; (4) the failure of Landlord to enforce any of its rights against Tenant; or (5) the granting by Landlord of any extensions of time to Tenant; and the undersigned hereby waives all defenses of suretyship. The undersigned further covenants and agrees that:
(a) the undersigned shall be bound by all the provisions, terms, conditions, restrictions and limitation contained in the Lease which are to be observed or performed by Tenant thereunder, the same as if the undersigned were named as Tenant; and (b) this Guaranty shall be absolute and unconditional and shall be in full force and effect, notwithstanding any amendment, addition, assignment, sublease, transfer, renewal, extension or other modification of the Lease, whether or not the undersigned shall have knowledge or have been notified of or agreed or consented thereto.

        The failure of Landlord to insist in any one or more instances upon the strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right, but the same shall continue and remain in full force and effect.

        If Landlord at any time is compelled to take any action, by legal proceedings or otherwise, to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights or remedies to which Landlord may be entitled hereunder or as a matter of law or in equity, pay to Landlord all costs, including reasonable attorneys' fees, incurred or expended by Landlord in connection therewith.

        In the event the Lease is disaffirmed by a trustee in Bankruptcy for Tenant, the undersigned agrees that it shall, at the election of Landlord, either assume the Lease and perform all of the covenants, terms and conditions of Tenant thereunder or enter into a new lease, which said new lease shall be in form and substance identical to the Lease.

        The undersigned hereby agrees, as a material inducement to Landlord to enter into the Lease with Tenant, to furnish to Landlord, immediately upon written demand by Landlord, copies of its most recent annual reports and 10Q reports.

        This Guaranty shall be construed and interpreted in accordance with and shall be governed by the laws of the State of Illinois, except to the extent preempted by United States federal law. Landlord may bring any action or proceeding to enforce or compel compliance with the terms of this Guaranty or with respect to any matter arising out of this Guaranty in any court of competent jurisdiction. If Landlord commences such an action in a court located in the County of Cook, State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois, the undersigned hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated or transferred on the ground of forum non conveniens or similar grounds; provided, however, that nothing contained herein shall prohibit the undersigned from seeking, by appropriate motion, to remove an action brought in a Illinois state court to the United States District Court for the Eastern Division of the Northern District of Illinois. If such action is so removed, however, the undersigned shall not seek to transfer such action to any other district, nor shall the undersigned seek to transfer to any other district any action which Landlord originally commences in such federal court. Any action or proceeding brought by the undersigned arising out of this Guaranty shall be brought solely in a court of competent jurisdiction located in the County of Cook, State of Illinois or in the United States District for the Eastern Division of the Northern District of Illinois.

        The undersigned agrees that a summons and complaint or equivalent documents commencing an action or proceeding in any court shall be validly and properly served and shall confer personal jurisdiction over the undersigned if served to George L. Spillane or Garrett E. Pierce, each of whom the undersigned hereby designates and appoints as the undersigned's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in such action or proceeding in any such court. The undersigned shall be sent, by certified mail to the undersigned's notice address as provided herein, a copy of such summons and complaint at the time of service upon either of such agents; provided, however, that any such copy shall be sent solely as a courtesy to the undersigned and the undersigned's failure to receive such copy shall in no way affect the validity and propriety of the service made on the undersigned through such agent. The undersigned waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith. The undersigned agrees that if it desires to make any change in its agents for service, such change shall be subject to Landlord's written approval, which approval shall not be unreasonably withheld. The undersigned's notice address is as follows:

                        California Microwave, Inc.
                        985 Almanor Ave.
                        Sunnyvale, California 96086
                        Attention: George L. Spillane

        All duties and obligations of the undersigned pursuant to this Guaranty shall be binding upon the successors and assigns of the undersigned. For purposes of this Guaranty, the word "Tenant" shall also include the successors and assigns of Tenant.

        All capitalized terms used in this Guaranty shall have the same meanings as are given to such terms in the Lease, unless otherwise specifically defined in this Guaranty.

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
        IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed as of this 30th day of June, 1994.

                                             CALIFORNIA MICROWAVE, INC., a
                                             Delaware corporation


                                             By: /s/ George L. Spillane
                                                 -------------------------
                                                 Name: George L. Spillane
                                                 Its: Vice President


ATTEST: /s/ Douglas Morais
        ---------------------------
        Name: DOUGLAS MORAIS
        Its: President, Wireless Products Group


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